---------------------------------------
HARBOR FUND

                                       ANNUAL REPORT

                                       HARBOR FUND LOGO
                                       OCTOBER 31, 2000

HARBOR FUND
ANNUAL REPORT OVERVIEW

Harbor Fund completed its most recent fiscal year on October 31, 2000. The total annual return is shown below for each of the nine portfolios. All performance figures included in this report are total returns and assume the reinvestment of dividends and capital gains. The Long-Term Historic Returns represent unmanaged indices and are included as an indication of longer-term potential associated with taking different levels of market risk.

                                                                TOTAL RETURN FOR
                                                                   YEAR ENDED
      HARBOR FUNDS IN DESCENDING ORDER OF MARKET RISK              10/31/2000
      -----------------------------------------------           ----------------
Harbor Growth Fund..........................................         45.92%
Harbor International Growth Fund............................         -1.58
Harbor Capital Appreciation Fund............................         12.26
Harbor International Fund II................................          8.81
Harbor International Fund...................................          3.74
Harbor Value Fund...........................................          3.07
Harbor Bond Fund............................................          6.95
Harbor Short Duration Fund..................................          6.21
Harbor Money Market Fund....................................          5.99

                COMMONLY USED MARKET INDICES
                ----------------------------
Morgan Stanley Capital International Europe, Australasia,
  and Far East (EAFE); international equity.................         -2.90%
Standard & Poor's 500 (S&P 500); domestic equity............          6.41
Lehman Brothers Aggregate (LB AGG); domestic bonds..........          7.30
One-Year Government Bonds (1-YR GVT)........................          5.70
90-Day U.S. Treasury Bills (T-Bills); domestic short-term...          5.93

                                                                    30 YEARS
                                                                   1970-1999
LONG-TERM HISTORIC RETURNS                                        ANNUAL RATES
--------------------------                                        ------------
EAFE........................................................         12.41%
S&P 500.....................................................         13.72
Domestic Bonds (intermediate and long)(1)...................          8.88
1-YR GVT(2).................................................          7.78
T-Bills(3)..................................................          6.69
Consumer Price Index........................................          5.11

                                                                                                                     MORNINGSTAR
HARBOR FUND EXPENSE RATIOS(A)                       1996         1997         1998         1999         2000          MEDIAN(4)
-----------------------------                       ----         ----         ----         ----         ----         -----------
Harbor Growth Fund..............................    0.92%        1.12%        1.00%        0.90%        0.87%            1.20%
Harbor International Growth Fund................    1.10         1.02         0.96         0.91         0.89             1.25
Harbor Capital Appreciation Fund................    0.75         0.70         0.68         0.66         0.64             0.94
Harbor International Fund II....................    1.44(b)      0.98         1.15         0.92         0.92             1.08
Harbor International Fund.......................    0.99         0.97         0.94         0.92         0.92             1.08
Harbor Value Fund...............................    0.83         0.83         0.79         0.76         0.80             0.87
Harbor Bond Fund................................    0.70         0.67         0.65         0.60         0.60             0.64
Harbor Short Duration Fund......................    0.33         0.36         0.36         0.28         0.28             0.54
Harbor Money Market Fund........................    0.64         0.62         0.57         0.46         0.47             0.75

   ------------------

   1 LB AGG not available for 30 year period; blended historic data used to approximate total Bond Market Return.
   2 Historic data used to approximate total One-Year Government Securities Return. Source: Ibbotson Associates
   3 A one bill portfolio of the treasury bill having the shortest maturity not less than one month. Source: Ibbotson Associates
   4 Includes all no-load funds with at least five years of performance history for the year ending 9/30/2000 Morningstar Universe with the same investment style as the comparable Harbor Fund portfolio.
   a Harbor Fund expense ratios are for operating expenses only and are shown net of all expense offsets (see Financial Highlights pgs. 40-43).
   b  Annualized figure.

DEAR SHAREHOLDER:
     Domestic and international equity markets turned in their weakest performance in several years in the fiscal year ended October 31, 2000, reflecting the impact of a variety of factors. These factors included interest rate increases by the Federal Reserve, sharply higher oil prices, a steep decline in the value of the euro and investor disenchantment with certain technology and other stocks.

     In this market environment, the Standard & Poor's 500-stock index had a total return of 6.41% for the fiscal year ended October 31, 2000, its smallest increase since 1994. Among international equities, the total return of the Morgan Stanley Capital International Europe, Australasia, and Far East (EAFE) Index, was a negative 2.90% for the fiscal year, its worst performance since 1992. Major indices of fixed income investments showed improved total returns on a year-over-year basis.

     Under these very challenging market conditions, five of Harbor Fund's six equity funds outperformed their respective indices. Harbor Growth Fund led our domestic equity funds with a total return of 45.92%, more than seven times that of the S&P 500. The best performance among our international equity funds was achieved by Harbor International Fund II, which delivered a total return of 8.81%, almost 12 percentage points better than the EAFE index. The Harbor Value Fund, which did not outperform the S&P 500 index for the fiscal year, significantly outperformed the S&P 500 index during the last eight months of the fiscal year as concerns over high valuations in some growth sectors resulted in a rotation to more value-oriented investments.

     The three Harbor fixed income funds all achieved good performances in the fiscal year. Total returns of the Harbor Short Duration Fund and Harbor Money Market Fund exceeded those of their respective indices, while the Harbor Bond Fund was only slightly below the Lehman Brothers Aggregate index.

     While we are pleased with the overall performance of the Harbor Fund family for the 2000 fiscal year, we continue to emphasize long-term performance. Regardless of market conditions, certain basic principles apply for successful long-term investing.

     We believe that the Harbor Fund is best suited for investors who follow the fundamental principles outlined below.

     - MAINTAIN A LONG-TERM PERSPECTIVE. Almost all of Harbor's equity and bond funds have outperformed their respective indices either for the latest five-year and 10-year periods or since inception. We believe that this pattern of superior results reflects the proven ability of our experienced portfolio managers, applying their investment strategies consistently through a variety of market conditions, to add value over time. (For information on individual fund performance, see pages 4-8.)

     - DIVERSIFY AMONG A VARIETY OF INVESTMENTS. To facilitate diversification, Harbor now offers 11 actively managed mutual funds, each providing investors with a different combination of risk and potential return characteristics. These include two new domestic equity funds, described below, which were introduced on November 1, 2000.

     - ADD TO YOUR INVESTMENTS REGULARLY. Automatic investment is available through Harbor's Automatic Investment Plan, which enables investors to make regular additions to their investments on a monthly or quarterly basis.

     - AVOID COSTS THAT CAN REDUCE YOUR RETURNS. Cost control is a fundamental element of the Harbor approach. Harbor does not charge investors sales commissions of any kind to invest in Harbor's no-load mutual funds, nor do the funds charge 12b-1 fees. (However, there are other fees and expenses that you may pay if you buy and hold shares of the fund.) In addition, the cost of managing the funds is carefully controlled, resulting in expense ratios that are typically below the averages of similar fund types. (For information on expense ratios on a fund-by-fund basis, see the table at the bottom of page 1.)

     Adhering to each of these principles can yield significant advantages over the long term. Compounded over time, even small advantages can add up to remarkable differences in returns for long-term investors.

NEW FUNDS

     Two new equity funds, Harbor Mid Cap Growth Fund and Harbor Small Cap Growth Fund, were launched on November 1, 2000. The new funds complement Harbor's existing family of mutual funds and demonstrate one of Harbor's fundamental strengths--the ability to provide investors with access to the services of outstanding portfolio managers.

INVESTOR SERVICES

     Harbor initiated several improvements during the past year as part of its ongoing commitment to minimize expenses and improve shareholder services.

     Daily account information is now available to shareholders by using the AccessHarbor service on the Harbor Fund web site, www.harborfund.com. This service was announced earlier in 2000 and complements the existing Harbor Navigator service, which provides account information by toll-free telephone. Watch the Harbor Fund web site for additional services in the future, including the ability to purchase, exchange and redeem shares.

     Harbor also has expanded its telephone transaction services, making it possible for shareholders to add to existing accounts, make exchanges among funds or redeem shares by calling Harbor Transfer at 1-800-422-1050. Shareholders may select this feature when completing the new account application. Those with existing accounts may obtain an authorization form at the Harbor web site or by calling Harbor Transfer.

     Also available to all shareholders on the Harbor Fund web site this year are recorded audio interviews with Harbor Fund portfolio managers. In these quarterly interviews, managers comment on worldwide economic developments and market conditions, discuss changes in their portfolios and offer insights into their investment strategies.

     Harbor has lowered the minimum investment to open a new account to $1,000. It is designed to accommodate the requests of individual investors, many of whom prefer to start with a modest initial investment and then build their accounts steadily over time by using an automatic investment plan.

MANAGEMENT CHANGES

     As previously announced, Ronald C. Boller retired as chairman of the board of trustees and president of Harbor Fund in 2000. David G. Van Hooser has been elected chairman of the Harbor Fund board of trustees and James M. Williams has been elected president of Harbor Fund. Mr. Van Hooser is chairman of the board of Harbor Capital Advisors, Inc., the investment adviser to Harbor Fund, and is senior vice president and chief financial officer of Owens-Illinois, Inc., the parent company of Harbor Capital Advisors. Mr. Williams is president of Harbor Capital Advisors in addition to his duties as president of Harbor Fund.

     Harbor Fund began offering shares to the public in 1987. Due in large part to Mr. Boller's vision and investment philosophies, Harbor Fund has become widely recognized as a family of mutual funds with emphasis on long-term performance and low expenses--ideal for long-term investing. Under his direction, Harbor Fund grew from a single domestic equity fund to a comprehensive family of funds with total assets of approximately $16.7 billion as of October 31, 2000 and more than 120,000 shareholders. The emphasis on long-term performance and low expenses continue to be core principles for Harbor Fund.

     Net subscriptions resulting from shareholder investments increased by more than $1 million, despite difficult equity market conditions in the fiscal year ended October 31, 2000. We appreciate your investment in Harbor Fund and will continue to provide shareholders with products that we believe have the potential to be attractive long-term investment alternatives with low expense levels.

December 2000


          /s/ David G. Van Hooser                         /s/ James M. Williams
          David G. Van Hooser                             James M. Williams
          Chairman                                        President

HARBOR FUND

The following performance figures are annualized for each Fund. The date of inception for Harbor Growth Fund was November 19, 1986; Harbor International Growth Fund was November 1, 1993; Harbor International Fund II was June 1, 1996; Harbor Short Duration Fund was January 1, 1992; and all other Funds started December 29, 1987.

    HARBOR GROWTH FUND                                           NET ASSET VALUE: 10/31/2000  $24.23
                                                                                  10/31/1999  $17.52

---------------------------------------------------------------------------
                                  Total Return for Periods Ended 10/31/2000
---------------------------------------------------------------------------
Fund/Index                                   1 Year     5 Years   10 Years
---------------------------------------------------------------------------
  Harbor Growth Fund                         45.92%     26.21%     21.97%
---------------------------------------------------------------------------
  S&P 500                                     6.41%     21.83%     19.53%
---------------------------------------------------------------------------

 The Harbor Growth Fund recorded another year of outstanding performance. Its total return of 45.92% for the year ended October 31, 2000, follows a return of 76.51% for the preceding fiscal year.
 - Strong gains in the first five months of the 2000 fiscal year were partly offset by a decline in the broader market for technology stocks in the latter part of the year.
 - Although technology stocks represent a significant portion of the Fund's portfolio, its selection criteria focus on investments in companies that are already profitable or have prospective near-term profitability. As a result, the Fund significantly outperformed the index during the downturn with little exposure to dot-com stocks.
 - The Fund was closed to new investors in March 2000 during a period of unusually high valuations in technology and other growth stock sectors. It was reopened to new investors in August after valuations had sharply corrected.
 - Since the current portfolio manager assumed responsibility for the Harbor Growth Fund in May 1997, the Fund has achieved average annual returns of 36.4% compared with 19.8% for the S&P 500 index.
 [GRAPH]

                                                                           GROWTH                            S&P 500
                                                                           ------                            -------
1990                                                                      10000.00                           10000.00

1991                                                                      16872.00                           13345.00

1992                                                                      15610.00                           14676.00

1993                                                                      19695.00                           16860.00

1994                                                                      18062.00                           17543.00

1995                                                                      22745.00                           22179.00

1996                                                                      26120.00                           27555.00

1997                                                                      30987.00                           36436.00

1998                                                                      28282.00                           44487.00

1999                                                                      49919.00                           55931.00

2000                                                                      72844.00                           59518.00

    HARBOR INTERNATIONAL GROWTH FUND                             NET ASSET VALUE: 10/31/2000  $17.56
                                                                                  10/31/1999  $19.13

---------------------------------------------------------------------------
                                  Total Return for Periods Ended 10/31/2000
---------------------------------------------------------------------------
Fund/Index                                   1 Year     5 Years     Since
                                                                  Inception
---------------------------------------------------------------------------
  Harbor International Growth Fund           -1.58%     11.41%     11.15%
---------------------------------------------------------------------------
  EAFE                                       -2.90%      8.65%      7.52%
---------------------------------------------------------------------------

 Although its total return was down slightly for the fiscal year, the Harbor International Growth Fund nonetheless outperformed the EAFE index for the 2000 fiscal year. The Fund has outperformed the EAFE index in five of the seven fiscal years since its inception.
 - The Fund's holdings in telecommunications companies exerted a downward influence on its performance for the year ended October 31, 2000. Prices of a number of telecommunications stocks fell earlier in the year in response to unexpectedly high prices established in auctions for wireless bandwidth licenses, held in the United Kingdom and Germany.
 - As with the other Harbor international equity funds, the performance of the Harbor International Growth Fund benefited from the underweighting of its holdings in Japan (only about 3% of the Fund's portfolio) compared with about 25% for the index.
 - Conversely, the Fund's relative overweighting in Europe increased its exposure to the sharp decline in the euro compared with the U.S. dollar during the fiscal year.
 [GRAPH]

                                                                    INTERNATIONAL GROWTH                       EAFE
                                                                    --------------------                       ----
1993                                                                      10000.00                           10000.00

1994                                                                      11536.00                           11009.00

1995                                                                      12208.00                           10968.00

1996                                                                      15609.00                           12117.00

1997                                                                      16878.00                           12678.00

1998                                                                      19741.00                           13901.00

1999                                                                      21296.00                           17103.00

2000                                                                      20958.00                           16607.00

Performance data quoted represents past performance and is not predictive of future performance. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. For information on the risks associated with these funds, please refer to the Harbor Fund prospectus.

    HARBOR CAPITAL APPRECIATION FUND                             NET ASSET VALUE: 10/31/2000  $48.16
                                                                                  10/31/1999  $46.92

---------------------------------------------------------------------------
                                  Total Return for Periods Ended 10/31/2000
---------------------------------------------------------------------------
Fund/Index                                   1 Year     5 Years   10 Years
---------------------------------------------------------------------------
  Harbor Capital Appreciation Fund           12.26%     24.29%     24.88%
---------------------------------------------------------------------------
  S&P 500                                     6.41%     21.83%     19.53%
---------------------------------------------------------------------------

 The Harbor Capital Appreciation Fund's focus on careful selection of large and mid cap growth stocks resulted in its outperforming the S&P 500 index for the eighth time in the last 10 years. For the trailing 5-year and 10-year periods, the Fund maintained solid margins over the S&P 500 index.
 - Favorable selections among technology stocks combined with overweighting the technology sector, resulted in the largest gains relative to the S&P 500 index.
 - The Fund's holdings in the drug and financial sectors, representing about 25% of its portfolio, were major contributors to its positive returns for the latest fiscal year.
 - Gains were offset in part by fiscal year end declines in the telecommunications and media sectors.
 [GRAPH]

                                                                    CAPITAL APPRECIATION                     S&P 500
                                                                    --------------------                     -------
1990                                                                      10000.00                           10000.00

1991                                                                      15535.00                           13345.00

1992                                                                      17774.00                           14676.00

1993                                                                      21358.00                           16860.00

1994                                                                      22906.00                           17543.00

1995                                                                      31090.00                           22179.00

1996                                                                      35201.00                           27555.00

1997                                                                      47777.00                           36436.00

1998                                                                      55288.00                           44487.00

1999                                                                      82152.00                           55931.00

2000                                                                      92220.00                           59518.00

    HARBOR INTERNATIONAL FUND II                                 NET ASSET VALUE: 10/31/2000  $14.28
                                                                                  10/31/1999  $13.83

---------------------------------------------------------------------------
                                  Total Return for Periods Ended 10/31/2000
---------------------------------------------------------------------------
Fund/Index                                   1 Year     5 Years     Since
                                                                  Inception
---------------------------------------------------------------------------
  Harbor International Fund II                8.81%       N/A      11.54%
---------------------------------------------------------------------------
  EAFE                                       -2.90%      8.65%      7.25%
---------------------------------------------------------------------------

 Despite adverse foreign exchange effects, the Harbor International Fund II delivered a solid return of 8.81% for the 2000 fiscal year end. The Fund outperformed the EAFE index by almost 12 percentage points for the period and has outperformed the index by an average of 4 percentage points since its inception.
 - The Fund's performance benefited from the underweighting of its holdings in Japan compared with the index. Holdings in Japan accounted for about 5% of the Fund's portfolio during the period compared to about 25% of the EAFE index.
 - The Fund's value-oriented investment style contributed to its performance during the period as equity markets experienced a shift in interest from growth to value stocks.
 - The declining value of the euro compared with the U.S. dollar adversely affected fiscal year end total return of the Fund. The value of the euro declined to $0.85 as of October 31, 2000 compared with $1.05 at the end of the previous fiscal year.
 GRAPH

                                                                      INTERNATIONAL II                         EAFE
                                                                      ----------------                         ----

1996                                                                      10470.00                            9941.00

1997                                                                      12212.00                           10401.00

1998                                                                      11970.00                           11404.00

1999                                                                      14887.00                           14031.00

2000                                                                      16199.00                           13625.00

    HARBOR INTERNATIONAL FUND                                    NET ASSET VALUE: 10/31/2000  $38.85
                                                                                  10/31/1999  $40.66

---------------------------------------------------------------------------
                                  Total Return for Periods Ended 10/31/2000
---------------------------------------------------------------------------
Fund/Index                                   1 Year     5 Years   10 Years
---------------------------------------------------------------------------
  Harbor International Fund                   3.74%     13.16%     13.80%
---------------------------------------------------------------------------
  EAFE                                       -2.90%      8.65%      7.80%
---------------------------------------------------------------------------

 The Harbor International Fund outperformed the EAFE index by more than six percentage points in the fiscal year ended October 31, 2000. The Fund has outperformed the EAFE index in 10 of the 12 years since its inception.
 - The Fund's performance benefited from the underweighting of its holdings in Japan, which accounted for about 7% of its portfolio during the period compared to about 25% of the EAFE index.
 - The Fund also benefited from its focus on value oriented international stocks as investor interest shifted from growth to value equity securities during the period.
 - The Fund was reopened to new investors in May 2000 after having been closed since 1993.
 - Fiscal year total return comparisons of both the Fund and the EAFE index were adversely affected by the declining value of the euro compared with the U.S. dollar. During the fiscal year, the value of the euro declined from $1.05 to $0.85.
 [GRAPH]

                                                                       INTERNATIONAL                           EAFE
                                                                       -------------                           ----
1990                                                                      10000.00                           10000.00

1991                                                                      11774.00                           10695.00

1992                                                                      11300.00                            9282.00

1993                                                                      15765.00                           12758.00

1994                                                                      18692.00                           14046.00

1995                                                                      19638.00                           13994.00

1996                                                                      23207.00                           15459.00

1997                                                                      27677.00                           16175.00

1998                                                                      29607.00                           17735.00

1999                                                                      35129.00                           21820.00

2000                                                                      36442.00                           21188.00

    HARBOR VALUE FUND                                            NET ASSET VALUE: 10/31/2000  $13.88
                                                                                  10/31/1999  $15.40

---------------------------------------------------------------------------
                                  Total Return for Periods Ended 10/31/2000
---------------------------------------------------------------------------
Fund/Index                                   1 Year     5 Years   10 Years
---------------------------------------------------------------------------
  Harbor Value Fund                           3.07%     15.25%     14.94%
---------------------------------------------------------------------------
  S&P 500                                     6.41%     21.83%     19.53%
---------------------------------------------------------------------------

 The Harbor Value Fund underperformed the S&P 500 index for the year ended October 31, 2000, reflecting investors' continued preference for growth stocks over value stocks in domestic equities.
 - During the first four months of the 2000 fiscal year, growth stocks continued their strong outperformance over value stocks as they have for the last several years.
 - During the last eight months of the 2000 fiscal year, however, the Fund outperformed the S&P 500 index as concerns over high valuations in some growth sectors resulted in value stocks outperforming growth stocks.
   - The Fund outperformed the index in the financial sector due primarily to overweightings and individual stock selection among life insurance and property and casualty insurance companies.
   - Selected investments in domestic and international oil companies also resulted in solid returns and superior performance in the energy sector, relative to the index.
 GRAPH

                                                                           VALUE                             S&P 500
                                                                           -----                             -------
1990                                                                      10000.00                           10000.00

1991                                                                      13018.00                           13345.00

1992                                                                      13936.00                           14676.00

1993                                                                      15607.00                           16860.00

1994                                                                      16356.00                           17543.00

1995                                                                      19794.00                           22179.00

1996                                                                      24362.00                           27555.00

1997                                                                      31934.00                           36436.00

1998                                                                      34071.00                           44487.00

1999                                                                      39045.00                           55931.00

2000                                                                      40244.00                           59518.00

    HARBOR BOND FUND                                             NET ASSET VALUE: 10/31/2000  $11.00
                                                                                  10/31/1999  $10.85

---------------------------------------------------------------------------
                                  Total Return for Periods Ended 10/31/2000
---------------------------------------------------------------------------
Fund/Index                                   1 Year     5 Years   10 Years
---------------------------------------------------------------------------
  Harbor Bond Fund                            6.95%      6.88%      9.03%
---------------------------------------------------------------------------
  LB AGG                                      7.30%      6.33%      7.98%
---------------------------------------------------------------------------

 The Harbor Bond Fund posted a total return of 6.95% for fiscal year 2000, slightly below that of the Lehman Brothers Aggregate Index. From a longer-term perspective, the Fund continued to outperform the index for the 5-year and 10-year periods ended October 31, 2000.
 - Interest rates rose in the first half of the fiscal year as the Federal Reserve continued to tighten monetary policy in an effort to moderate the pace of economic growth. Rates declined marginally in the second half in response to expectations of slowing growth.
 - In this changing environment, the Fund maintained a defensive position, with relatively short maturities and an underweighting in the corporate and emerging market sectors. This added value as the federal government surplus and U.S. Treasury buyback program drove Treasury rates lower, while leveraged balance sheets and an increase in defaults resulted in wider spreads between U.S. government and corporate debt securities.
 - The Fund's allocation to mortgage-backed securities, which has been overweighted relative to the index, was a positive as these securities benefited from their attractive yield premiums.
 [GRAPH]

                                                                            BOND                              LB AGG
                                                                            ----                              ------
1990                                                                      10000.00                           10000.00

1991                                                                      12001.00                           11581.00

1992                                                                      13458.00                           12720.00

1993                                                                      15340.00                           14230.00

1994                                                                      14857.00                           13708.00

1995                                                                      17021.00                           15853.00

1996                                                                      18308.00                           16780.00

1997                                                                      19949.00                           18272.00

1998                                                                      22010.00                           19978.00

1999                                                                      22198.00                           20084.00

2000                                                                      23741.00                           21551.00

    HARBOR SHORT DURATION FUND                                   NET ASSET VALUE: 10/31/2000  $8.51
                                                                                  10/31/1999  $8.56

---------------------------------------------------------------------------
                                  Total Return for Periods Ended 10/31/2000
---------------------------------------------------------------------------
Fund/Index                                   1 Year     5 Years     Since
                                                                  Inception
---------------------------------------------------------------------------
  Harbor Short Duration Fund                  6.21%      5.88%      5.39%
---------------------------------------------------------------------------
  1-YR GVT                                    5.70%      5.59%      5.23%
---------------------------------------------------------------------------

 Total return of the Harbor Short Duration Fund exceeded that of one-year government securities for fiscal year 2000.
 - During the period, the Federal Reserve continued to tighten monetary policy in an effort to moderate economic growth to a pace more sustainable over time. Consequently, short-term interest rates rose by more than one percentage point before declining marginally during the second half of the year.
 - The Fund outperformed the average of its peer group, the Morningstar universe of taxable high-quality, short duration fixed-income funds, by nearly 0.50%, principally by holding selected higher yielding, AAA-rated asset-backed securities and collateralized mortgage obligations.
 GRAPH

                                                                       SHORT DURATION                        1 YR GVT
                                                                       --------------                        --------
1992                                                                      10372.00                           10421.00

1993                                                                      10909.00                           10830.00

1994                                                                      11185.00                           11147.00

1995                                                                      11949.00                           11950.00

1996                                                                      12814.00                           12669.00

1997                                                                      13516.00                           13414.00

1998                                                                      14436.00                           14262.00

1999                                                                      14967.00                           14836.00

2000                                                                      15897.00                           15682.00

    HARBOR MONEY MARKET FUND                                     NET ASSET VALUE: 10/31/2000  $1.00
                                                                                  10/31/1999  $1.00

-----------------------------------------------------------------------------
                                    Total Return for Periods Ended 10/31/2000
-----------------------------------------------------------------------------
Fund/Index                                1 Year       5 Years     10 Years
-----------------------------------------------------------------------------
  Harbor Money Market Fund                 5.99%        5.24%        4.79%
-----------------------------------------------------------------------------
  T-Bills                                  5.93%        5.27%        4.92%
-----------------------------------------------------------------------------
                                   Current Yield for Periods Ended 09/30/2000

----------------------------------------------------------------------------
  Harbor Money Market Fund*               7 Days: 6.13%     30 Days: 6.13%
----------------------------------------------------------------------------

 Returns of the Harbor Money Market Fund slightly outperformed those of the 90-day Treasury bill for the 2000 fiscal year.
 - Yields generally rose during the period as the Federal Reserve continued to tighten monetary policy in an effort to slow economic growth to a more sustainable pace. These rate increases benefited the Fund's return as its yield increased in concert with the Federal funds rate.
 - Compared to the average of its peer group, the Morningstar universe of taxable money market funds, the Fund returned an additional 0.65%, largely due to its lower expense ratio and holdings of higher-yielding bank obligations and commercial paper.
 An investment in the Harbor Money Market Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
 [GRAPH]

                                                                        MONEY MARKET                         T-BILLS
                                                                        ------------                         -------
1990                                                                      10000.00                           10000.00

1991                                                                      10625.00                           10623.00

1992                                                                      11015.00                           11034.00

1993                                                                      11311.00                           11375.00

1994                                                                      11710.00                           11817.00

1995                                                                      12373.00                           12499.00

1996                                                                      13002.00                           13163.00

1997                                                                      13666.00                           13859.00

1998                                                                      14377.00                           14573.00

1999                                                                      15070.00                           15255.00

2000                                                                      15972.00                           16160.00

------------

* Reflects the Adviser's agreement not to impose all or a portion of its advisory fees. Without such waivers the current
  7-day and 30-day yields would have been
  6.01% and 6.01%, respectively. The
  current yield more closely reflects the
  current earnings of the Harbor Money
  Market Fund than the total return.

REPORT OF INDEPENDENT AUDITORS
To the Shareholders and Board of Trustees of Harbor Fund

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of the Harbor Fund (the Trust) (comprising, respectively, the Harbor Growth Fund, Harbor International Growth Fund, Harbor Capital Appreciation Fund, Harbor International Fund II, Harbor International Fund, Harbor Value Fund, Harbor Bond Fund, Harbor Short Duration Fund, and Harbor Money Market Fund) as of October 31, 2000, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1999 and the financial highlights for the four years in the period then ended were audited by other auditors, whose report dated December 14, 1999, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Harbor Fund at October 31, 2000, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

                                                             [ERNST & YOUNG LLP]
Boston, Massachusetts
December 8, 2000

HARBOR GROWTH FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2000
COMMON STOCK HOLDINGS (% OF NET ASSETS)

(Excludes net cash, convertible bond and short-term investments of 10.8%)

    Automobile Equipment
                                        0.3
    Leisure & Luxury
                                        0.5
    Manufacturing Diversified
                                        0.9
    Retail-All Other
                                        1.9
    Health Care-Hospital Management
                                        2.2
    Electric Power
                                        2.3
    Semiconductors
                                        3.7
    Telecommunications-Equipment
                                        3.8
    Electronic Instruments
                                        4.0
    Drugs & Medicine
                                        7.8
    Services
                                        7.8
    Electronic Components
                                        9.0
    Computer Services
                                        9.7
    Telecommunications-Service
                                        13.2
    Computers & Business Equipment
                                        22.1

COMMON STOCKS--89.2%

                                                          VALUE
 SHARES                                                   (000S)
-----------------------------------------------------------------
 AUTOMOBILE EQUIPMENT--0.3%
  70,000    Tower Automotive Inc.*.....................  $    770
                                                         --------
COMPUTER SERVICES--9.7%
 200,000    Accrue Software Inc.*......................       925
 100,000    AXENT Technologies Inc.*...................     1,919
 110,000    Documentum Inc.*...........................     9,350
 158,800    Epicor Software Corp.*.....................       313
 700,000    FORTEL Inc.*...............................       656
 500,000    Legato Systems Inc.*.......................     4,453
 270,000    Project Software & Development Inc.*.......     3,510
 110,000    SERENA Software Inc.*......................     5,596
                                                         --------
                                                           26,722
                                                         --------

                                                          VALUE
 SHARES                                                   (000S)
-----------------------------------------------------------------
COMMON STOCKS--CONTINUED
COMPUTERS & BUSINESS EQUIPMENT--22.1%
 200,000    EMC Corp.*.................................  $ 17,812
 300,000    Network Appliance Inc.*....................    35,700
 120,000    Proxim Inc.*...............................     7,275
                                                         --------
                                                           60,787
                                                         --------
DRUGS & MEDICINE--7.8%
  38,000    Dura Pharmaceuticals Inc.*.................     1,309
  60,000    Elan Corp. plc ADR(1)*.....................     3,116
 250,000    Kensey Nash Corp.*.........................     2,875
 130,000    K-V Pharmaceutical Co.*....................     5,062
 134,000    Molecular Devices Corp.*...................     9,162
                                                         --------
                                                           21,524
                                                         --------
ELECTRIC POWER--2.3%
 110,800    The AES Corp.*.............................     6,260
                                                         --------
ELECTRONIC COMPONENTS--9.0%
 165,000    JDS Uniphase Corp.*........................    13,427
 203,500    Planar Systems Inc.*.......................     3,460
 150,000    Sawtek Inc.*...............................     7,631
 110,000    The JPM Co.*...............................       419
                                                         --------
                                                           24,937
                                                         --------
ELECTRONIC INSTRUMENTS--4.0%
 280,000    Checkpoint Systems Inc.*...................     2,222
 131,000    GenRad Inc.*...............................     1,195
 280,000    LoJack Corp.*..............................     2,240
 415,000    Pinnacle Systems Inc.*.....................     5,239
                                                         --------
                                                           10,896
                                                         --------
HEALTH CARE-HOSPITAL MANAGEMENT--2.2%
 130,000    Health Management Associates Inc.*.........     2,576
 105,000    Orthodontic Centers of America Inc.*.......     3,504
                                                         --------
                                                            6,080
                                                         --------
LEISURE & LUXURY--0.5%
  60,000    Carnival Corp. ............................     1,489
                                                         --------
MANUFACTURING DIVERSIFIED--0.9%
 200,000    Flow International Corp.*..................     2,500
                                                         --------
RETAIL-ALL OTHER--1.9%
  67,500    Dollar Tree Stores Inc.*...................     2,641
 100,000    The TJX Companies Inc. ....................     2,725
                                                         --------
                                                            5,366
                                                         --------
SEMICONDUCTORS--3.7%
 200,000    ATMI Inc.*.................................     3,775
 150,000    Dallas Semiconductor Corp. ................     5,944
 150,000    Innoveda Inc.*.............................       450
                                                         --------
                                                           10,169
                                                         --------
SERVICES--7.8%
 350,000    Advantage Learning Systems Inc.*...........    10,391
 450,000    ProsoftTraining.com*.......................     3,150
 200,000    QRS Corp.*.................................     1,688
 150,000    Wind River Systems Inc.*...................     6,159
                                                         --------
                                                           21,388
                                                         --------

HARBOR GROWTH FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED

                                                          VALUE
 SHARES                                                   (000S)
-----------------------------------------------------------------
 TELECOMMUNICATIONS-EQUIPMENT--3.8%
 150,000    P-Com Inc.*................................  $    844
 600,000    Symmetricom Inc.*..........................     7,650
 237,500    Transcrypt International Inc.*.............       238
 350,000    Verilink Corp.*............................     1,838
                                                         --------
                                                           10,570
                                                         --------
TELECOMMUNICATIONS-SERVICE--13.2%
 290,000    Aspect Communications Corp.*...............     4,780
 220,000    Comverse Technology Inc.*..................    24,585
 180,000    Nextel Communications Inc.*................     6,919
                                                         --------
                                                           36,284
                                                         --------
TOTAL COMMON STOCKS
  (Cost $151,543)......................................   245,742
                                                         --------

CONVERTIBLE BOND--0.8%
(Cost $2,512)
PRINCIPAL
 AMOUNT
 (000S)
-----------------------------------------------------------------

            SystemOne Technologies Inc.
  $2,503      8.250%--02/23/2003 PIK(2)................     2,178
                                                         --------
SHORT-TERM INVESTMENTS--9.5%
PRINCIPAL
 AMOUNT                                                   VALUE
 (000S)                                                  (000S)
-----------------------------------------------------------------
 COMMERCIAL PAPER
            Ford Motor Credit Co.
  $5,801    6.450%--11/01/2000.........................  $  5,801
            GE Financial Assurance Holdings
   4,812    6.520%--11/03/2000.........................     4,812
            General Motors Acceptance Corp.
   7,681    6.580%--11/06/2000.........................     7,681
            Prudential Funding Corp.
   4,450    6.520%--11/02/2000.........................     4,450
   3,486    6.480%--11/07/2000.........................     3,486
                                                         --------
                                                            7,936
                                                         --------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $26,230).......................................    26,230
                                                         --------
TOTAL INVESTMENTS--99.5%
  (Cost $180,285)......................................   274,150
CASH AND OTHER ASSETS, LESS LIABILITIES--0.5%..........     1,449
                                                         --------
TOTAL NET ASSETS--100.0%...............................  $275,599
                                                         ========

------------

1 ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

2  PIK -- Payment-in-kind security.

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

HARBOR INTERNATIONAL GROWTH FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2000
INVESTMENT HOLDINGS BY COUNTRY (% OF NET ASSETS)

(Excludes net cash and short-term investment of 1.5%)

    Switzerland (SWS)
                                        1.7
    Australia (AUS)
                                        2.6
    Spain (SP)
                                        2.6
    Sweden (SW)
                                        2.8
    Japan (JP)
                                        2.9
    South Africa (S. AFR)
                                        3.2
    Germany (GER)
                                        3.7
    Singapore (SGP)
                                        4.1
    Mexico (MEX)
                                        4.5
    Hong Kong (HK)
                                        5.9
    Finland (FIN)
                                        7.6
    France (FR)
                                        13.2
    Netherlands (NET)
                                        16.4
    United Kingdom (UK)
                                        27.3

COMMON STOCKS--98.5%

                                                          VALUE
  SHARES                                                  (000S)
------------------------------------------------------------------
AUTOMOBILE EQUIPMENT--0.0%
              Valeo SA Warrants (FR)   Expire
     58,896   08/03/2001..............................  $       11
                                                        ----------
BANKS--6.7%
  2,425,499   Banco Bilbao Vizcaya (SP)...............      32,315
  4,355,055   Development Bank of Singapore (SGP).....      51,329
                                                        ----------
                                                            83,644
                                                        ----------
CHEMICALS-FERTILIZERS--0.5%
     91,300   SGL Carbon AG (GER).....................       5,579
                                                        ----------
COMPUTER SERVICES--13.8%
    264,234   Cap Gemini Group (FR)...................      42,155
  4,546,750   Dimension Data Holdings Ltd. (S. AFR)...      39,847

                                                          VALUE
  SHARES                                                  (000S)
------------------------------------------------------------------
COMMON STOCKS--CONTINUED
  1,532,140   Logica plc (UK).........................  $   44,617
              Logica plc--Rights (UK)   Expire
    179,442   11/16/2000..............................       5,155
    245,684   SAP AG (GER)............................      40,217
                                                        ----------
                                                           171,991
                                                        ----------
CONSUMER GOODS--2.7%
 18,291,000   Li & Fung Ltd. (HK).....................      34,007
                                                        ----------
DRUGS & MEDICINE--7.7%
    526,634   Aventis SA (FR).........................      37,987
    687,441   Sanofi Synthelabo (FR)..................      36,168
     24,180   Serono SA (SWS).........................      21,751
                                                        ----------
                                                            95,906
                                                        ----------
ELECTRIC POWER--5.1%
  1,608,637   Koninklijke Philips Electric (NET)......      63,217
                                                        ----------
ELECTRICAL EQUIPMENT--1.3%
  8,176,400   Johnson Electric Holdings Ltd. (HK).....      16,460
                                                        ----------
HOUSEHOLD PRODUCTS--1.6%
  7,708,200   Kimberly-Clark De Mexico SA (MEX).......      19,709
                                                        ----------
LEISURE & LUXURY--1.2%
  2,640,450   Granada Compass plc (UK)................      15,469
                                                        ----------
MEDIA--13.9%
    670,580   Grupo Televisa SA ADR (MEX)(1)..........      36,295
  2,773,049   Pearson plc (UK)........................      74,396
              Verenigde Nederlandse Uitgeversbedrijven
  1,318,714   NV (NET)................................      62,108
                                                        ----------
                                                           172,799
                                                        ----------
MISCELLANEOUS TRANSPORT--2.6%
  1,251,890   Brambles Industries Ltd. (AUS)..........      32,458
                                                        ----------
SEMICONDUCTORS--6.3%
  1,188,450   ASM Lithography Holding NV (NET)........      32,484
     26,505   STMicroelectronics NV ADR (NET)(1)......       1,377
    894,094   STMicroelectronics NV (NET).............      45,106
                                                        ----------
                                                            78,967
                                                        ----------
TELECOMMUNICATIONS-EQUIPMENT--15.3%
    794,101   Alcatel (FR)............................      48,452
  2,609,810   Ericsson (LM) Tel Co. Series B (SW).....      34,737
  3,154,938   Marconi plc (UK)........................      39,826
  1,635,690   Nokia Oyj Series A (FIN)................      67,306
                                                        ----------
                                                           190,321
                                                        ----------
TELECOMMUNICATIONS-SERVICE--19.8%
              Cable & Wireless Communications plc
  3,529,018   (UK)....................................      49,924
  3,704,000   China Mobile (Hong Kong) Ltd. (HK)......      22,797
  1,125,404   Colt Telecom Group plc (UK).............      35,924
      1,442   NTT Docomo Inc. (JP)....................      35,549
  1,250,120   Sonera Technologies Oyj (FIN)...........      27,540
 18,148,824   Vodafone Group plc (UK).................      75,510
                                                        ----------
                                                           247,244
                                                        ----------
TOTAL COMMON STOCKS
  (Cost $1,212,711)...................................   1,227,782
                                                        ----------

HARBOR INTERNATIONAL GROWTH FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                          VALUE
  SHARES                                                  (000S)
------------------------------------------------------------------
SHORT-TERM INVESTMENT--2.9%
(Cost $36,026)
 PRINCIPAL
  AMOUNT                                                  VALUE
  (000S)                                                  (000S)
------------------------------------------------------------------
COMMERCIAL PAPER
              American Express Credit Corp.
  $  36,026   6.580%--11/01/2000......................  $   36,026
                                                        ----------
TOTAL INVESTMENTS--101.4%
  (Cost $1,248,737)...................................   1,263,808
CASH AND OTHER ASSETS, LESS LIABILITIES--(1.4%).......    (16,726)
                                                        ----------
TOTAL NET ASSETS--100.0%..............................  $1,247,082
                                                        ==========

------------

1 ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

    The accompanying notes are an integral part of the financial statements.

HARBOR CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2000
COMMON STOCK HOLDINGS (% OF NET ASSETS)

(Excludes net cash and short-term investments of 1.6%)

    Aerospace/Defense
                                        0.6
    Miscellaneous High Tech
                                        0.7
    Automobiles
                                        1.0
    Conglomerates
                                        1.1
    Electronic Components
                                        1.2
    Insurance-Other
                                        1.7
    Telephones
                                        1.7
    Electronic Instruments
                                        1.9
    Oil Well Equipment & Services
                                        2.7
    Electrical Equipment
                                        3.4
    Credit & Miscellaneous Financial
                                        5.0
    Telecommunications-Equipment
                                        5.3
    Semiconductors
                                        5.9
    Computer Services
                                        6.4
    Telecommunications-Service
                                        7.7
    Media
                                        8.3
    Retail-All Other
                                        8.6
    Financial Services
                                        10.0
    Computers & Business Equipment
                                        10.4
    Drugs & Medicine
                                        14.8

COMMON STOCKS--98.4%

                                                          VALUE
  SHARES                                                  (000S)
------------------------------------------------------------------
AEROSPACE/DEFENSE--0.6%
   751,500   Boeing Co. ..............................  $   50,961
                                                        ----------
AUTOMOBILES--1.0%
 2,878,200   General Motors Corp. Cl. H...............      93,254
                                                        ----------

                                                          VALUE
  SHARES                                                  (000S)
------------------------------------------------------------------
COMMON STOCKS--CONTINUED
COMPUTER SERVICES--6.4%
   714,600   Level 3 Communications Inc.*.............  $   34,077
 2,805,000   Microsoft Corp.*.........................     193,194
             Qwest Communications International
 5,030,500   Inc.*....................................     244,608
   373,600   VeriSign Inc. ...........................      49,315
   401,350   Veritas Software Corp. ..................      56,597
                                                        ----------
                                                           577,791
                                                        ----------
COMPUTERS & BUSINESS EQUIPMENT--10.4%
 6,096,100   Cisco Systems Inc.*......................     328,427
 5,003,700   Compaq Computer Corp. ...................     152,163
 2,089,700   Dell Computer Corp.*.....................      61,646
 1,535,800   EMC Corp.*...............................     136,782
 1,073,600   International Business Machines Corp. ...     105,750
   290,100   Network Appliance Inc. ..................      34,522
 1,174,200   Sun Microsystems Inc.* ..................     130,189
                                                        ----------
                                                           949,479
                                                        ----------
CONGLOMERATES--1.1%
 1,279,500   Corning Inc. ............................      97,882
                                                        ----------
CREDIT & MISCELLANEOUS FINANCIAL--5.0%
 3,940,200   American Express Co. ....................     236,412
 2,721,740   Morgan, Stanley, Dean Witter & Co. ......     218,590
                                                        ----------
                                                           455,002
                                                        ----------
DRUGS & MEDICINE--14.8%
 4,446,600   American Home Products Corp. ............     282,359
 2,337,900   Amgen Inc.*..............................     135,452
 2,003,900   Eli Lilly & Co. .........................     179,099
 1,326,000   Genetech Inc. ...........................     109,395
 6,819,550   Pfizer Inc. .............................     294,519
 3,191,278   Pharmacia Corp. .........................     175,520
 2,166,400   Schering Plough Corp. ...................     111,976
 2,713,100   Serono SA ADR(1).........................      61,384
                                                        ----------
                                                         1,349,704
                                                        ----------
ELECTRICAL EQUIPMENT--3.4%
 5,679,400   General Electric Co. ....................     311,302
                                                        ----------
ELECTRONIC COMPONENTS--1.2%
 1,365,700   JDS Uniphase Corp.*......................     111,134
                                                        ----------
ELECTRONIC INSTRUMENTS--1.9%
 3,710,000   Hewlett Packard Co. .....................     172,283
                                                        ----------
FINANCIAL SERVICES--10.0%
 7,051,066   Citigroup Inc. ..........................     371,062
 1,518,400   Goldman Sachs Group Inc. ................     151,555
 1,264,200   J.P. Morgan & Co. Inc. ..................     209,225
 2,519,400   Merrill Lynch & Co. Inc. ................     176,358
                                                        ----------
                                                           908,200
                                                        ----------
INSURANCE-OTHER--1.7%
 1,556,925   American International Group Inc.........     152,579
                                                        ----------
MEDIA--8.3%
   299,600   Juniper Networks Inc.*...................      58,422
 1,403,000   Omnicom Group............................     129,427
 2,234,900   Time Warner Inc. ........................     169,651
 2,449,600   Univision Communications Inc. CI. A......      93,697
 5,323,340   Viacom Inc. CI. B........................     302,765
                                                        ----------
                                                           753,962
                                                        ----------

HARBOR CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                          VALUE
  SHARES                                                  (000S)
------------------------------------------------------------------
MISCELLANEOUS HIGH TECH--0.7%
 1,212,700   Applied Materials Inc.*..................  $   64,425
                                                        ----------
OIL WELL EQUIPMENT & SERVICES--2.7%
 1,876,900   Halliburton Co. .........................      69,563
 2,303,000   Schlumberger Ltd. .......................     175,316
                                                        ----------
                                                           244,879
                                                        ----------
RETAIL--ALL OTHER--8.6%
 1,881,800   Costco Wholesale Corp....................      68,921
 7,921,750   Home Depot Inc. .........................     340,635
 3,443,400   Kohl's Corp.*............................     186,589
 3,031,500   Tiffany & Co.............................     129,407
 1,281,500   Wal-Mart Stores Inc. ....................      58,148
                                                        ----------
                                                           783,700
                                                        ----------
SEMICONDUCTORS--5.9%
   696,400   Applied Micro Circuits Corp. ............      53,188
 1,709,100   ASM Lithography Holding NV ADR(1)........      47,534
   200,800   Broadcom Corp. CI. A.....................      44,653
 2,590,400   Intel Corp. .............................     116,568
 4,877,100   Motorola Inc. ...........................     121,623
 3,176,500   Texas Instruments Inc. ..................     155,847
                                                        ----------
                                                           539,413
                                                        ----------
TELECOMMUNICATIONS-EQUIPMENT--5.3%
 2,502,200   Metromedia Fiber Network Inc. CI. A......      47,542
 8,057,900   Nokia Oyj ADR(1).........................     344,475
 2,023,300   Nortel Networks Corp. ...................      92,060
                                                        ----------
                                                           484,077
                                                        ----------
TELECOMMUNICATIONS-SERVICE--7.7%
 5,633,200   Global Crossing Ltd. ....................     133,084
 2,617,600   Nextel Communications Inc. CI. A*........     100,614
 2,047,643   NTL Inc.*................................      89,968
 6,899,372   Vodafone Group plc ADR(1)................     293,655
 2,370,700   XO Communications Inc. CI. A.............      79,974
                                                        ----------
                                                           697,295
                                                        ----------
TELEPHONES--1.7%
 8,665,800   AT&T Corp.--Liberty Media CI. A*.........     155,985
                                                        ----------
TOTAL COMMON STOCKS
  (Cost $7,614,437)...................................   8,953,307
                                                        ----------
SHORT-TERM INVESTMENTS--4.3%
PRINCIPAL
  AMOUNT                                                  VALUE
  (000S)                                                  (000S)
------------------------------------------------------------------
COMMERCIAL PAPER--4.3%
             American Express Co.
  $175,000   6.580%--11/01/2000.......................  $  175,000
             Ford Motor Credit Co.
   100,000   6.510%--11/01/2000.......................     100,000
             IBM Credit Corp.
    52,171   6.500%--11/01/2000.......................      52,171
             Texaco Inc.
    65,000   6.530%--11/01/2000.......................      65,000
                                                        ----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $392,171).....................................     392,171
                                                        ----------
TOTAL INVESTMENTS--102.7%
  (Cost $8,006,608)...................................   9,345,478
CASH AND OTHER ASSETS, LESS LIABILITIES--(2.7%).......    (245,161)
                                                        ----------
TOTAL NET ASSETS--100.0%..............................  $9,100,317
                                                        ==========

------------

1 ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

HARBOR INTERNATIONAL FUND II
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2000
INVESTMENT HOLDINGS BY COUNTRY (% OF NET ASSETS)

(Excludes net cash and short-term investment of 2.8%)

    Portugal (PORT)
                                        1.5
    Israel (IL)
                                        1.6
    Australia (AUS)
                                        1.7
    Spain (SP)
                                        2.1
    Poland (POL)
                                        2.3
    Singapore (SGP)
                                        2.5
    Finland (FIN)
                                        4.0
    Japan (JP)
                                        4.6
    Brazil (BR)
                                        4.7
    Italy (IT)
                                        5.6
    Germany (GER)
                                        6.1
    Netherlands (NET)
                                        6.8
    Sweden (SW)
                                        8.4
    Hong Kong (HK)
                                        8.7
    Switzerland (SWS)
                                        9.6
    United Kingdom (UK)
                                        10.2
    France (FR)
                                        16.8

COMMON STOCKS--96.0%

                                                          VALUE
 SHARES                                                   (000S)
-----------------------------------------------------------------
AUTOMOBILES--1.5%
   10,300   PSA Peugeot Citroen (FR)...................  $  1,897
                                                         --------
BANKS--20.2%
  110,000   ABN AMRO Holding NV (NET)..................     2,548
  850,000   Banca Naz Del Lavoro (IT)*.................     2,755
   43,500   Bank Slaski (POL)..........................     1,737
   64,373   BNP Paribas (FR)...........................     5,550
   31,000   Deutsche Bank AG--Registered (GER).........     2,538
   50,000   Dresdner Bank AG--Registered (GER).........     2,083
  140,000   San Paolo IMI SpA (IT).....................     2,269
  145,000   Standard Chartered plc (UK)................     2,091

                                                          VALUE
 SHARES                                                   (000S)
-----------------------------------------------------------------
COMMON STOCKS--CONTINUED
   15,000   UBS AG--Registered (SWS)...................  $  2,078
            United Overseas Bank Ltd. (Alien Market)
  265,000   (SGP)......................................     1,962
                                                         --------
                                                           25,611
                                                         --------
BUILDING MATERIALS-CONSTRUCTION--2.7%
   50,000   JM Ab Series B (SW)........................     1,141
   30,507   Lafarge SA--Bearer (FR)*...................     2,252
                                                         --------
                                                            3,393
                                                         --------
CHEMICALS-FERTILIZERS--1.1%
   32,500   Bayer AG (GER).............................     1,411
                                                         --------
CONGLOMERATES--3.6%
  585,000   Keppel Corp. Ltd. (SGP)....................     1,166
  550,000   Swire Pacific Ltd. Cl. A (HK)..............     3,392
                                                         --------
                                                            4,558
                                                         --------
CONSUMER GOODS--4.2%
   91,044   Hunter Douglas NV (NET)....................     2,611
  243,000   Salomon & Taylor (JP)......................     1,203
    1,185   Swatch Group--Bearer (SWS).................     1,569
                                                         --------
                                                            5,383
                                                         --------
CONTAINERS--0.8%
    8,000   Cie De St Gobain (FR)......................     1,058
                                                         --------
COSMETICS--0.0%
        5   Givaduan AG (SWS)*.........................         1
                                                         --------
DRUGS & MEDICINE--5.1%
   19,048   Aventis SA (FR)............................     1,374
    1,700   Novartis AG--Registered (SWS)..............     2,579
        5   Roche Holdings AG (SWS)....................        46
  188,767   SmithKline Beecham plc (UK)................     2,438
                                                         --------
                                                            6,437
                                                         --------
FINANCIAL SERVICES--2.7%
   50,435   ING Groep NV (NET).........................     3,463
                                                         --------
FOREST PRODUCTS--2.2%
  100,000   UPM-Kymmene Oyj (FIN)......................     2,830
                                                         --------
HOTEL-MOTEL--1.6%
   48,500   Accor (FR).................................     1,963
                                                         --------
INSURANCE--4.7%
   65,000   Assicurazioni Generali SpA (IT)............     2,137
   13,500   AXA UAP (FR)...............................     1,787
    4,077   Zurich Financial Services Group (SWS)......     1,973
                                                         --------
                                                            5,897
                                                         --------
MACHINERY--4.4%
   33,344   Heidelberger Druckmaschinen AG (GER).......     1,761
   39,000   Kone Oyj Series B (FIN)....................     2,284
    3,550   Saurer AG--Registered (SWS)................     1,550
                                                         --------
                                                            5,595
                                                         --------
MEDIA--1.9%
   50,000   News Corp. Ltd. ADR (AUS)(1)...............     2,150
1,000,000   Phoenix Satellite Television (HK)*.........       233
                                                         --------
                                                            2,383
                                                         --------
MISCELLANEOUS HIGH TECH--3.5%
   56,000   Sony Corp. (JP)............................     4,475
                                                         --------

HARBOR INTERNATIONAL FUND II
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                          VALUE
 SHARES                                                   (000S)
-----------------------------------------------------------------
NON-FERROUS METALS--2.1%
  700,000   Billiton plc (UK)..........................  $  2,674
                                                         --------
PAPER--1.6%
  100,000   Svenska Cellulosa Ab Series B (SW).........     2,052
                                                         --------
PETROLEUM--6.5%
  255,445   BP Amoco plc (UK)..........................     2,166
  625,000   Lasmo plc (UK).............................     1,329
  102,000   Petrol Brasileiro SA Pfd. (BR).............     2,704
   14,000   Total Fina Elf Cl. B (FR)..................     2,003
                                                         --------
                                                            8,202
                                                         --------
REAL ESTATE--3.5%
  225,000   Cheung Kong Holdings Ltd. (HK).............     2,488
  455,000   Henderson Land Development Co. Ltd. (HK)...     1,960
                                                         --------
                                                            4,448
                                                         --------
STEEL--0.7%
1,000,000   Corus Group plc (UK).......................       907
                                                         --------
TELECOMMUNICATIONS-EQUIPMENT--9.0%
   32,500   Alcatel (FR)...............................     1,983
  560,000   Ericsson (LM) Tel Co. Series B (SW)........     7,454
   41,700   NICE Systems Ltd. ADR (IL)(1)*.............     1,950
                                                         --------
                                                           11,387
                                                         --------
TELECOMMUNICATIONS-SERVICE--10.5%
            China Mobile (Hong Kong) Ltd. ADR
   97,000   (HK)(1)....................................     2,971
        5   NTT Docomo Inc. (JP).......................       123
  170,000   Telecel-Comunicacoes Pessoais SA (PORT)....     1,864
            Telecomunicacoes De Sao Paulo ADR
  101,000   (BR)(1)....................................     3,194
  140,000   Telefonica SA (SP)*........................     2,670
  250,000   Telekomunikacja Polska SA (POL)............     1,232
   30,000   Vodafone Group plc ADR (UK)(1).............     1,277
                                                         --------
                                                           13,331
                                                         --------
TOBACCO--1.9%
      850   Cie Financiere Richemont AG (SWS)..........     2,364
                                                         --------
TOTAL COMMON STOCKS
  (Cost $113,927)......................................   121,720
                                                         --------
UNITS--1.2%
(Cost $1,140)
                                                          VALUE
  UNITS                                                   (000S)
-----------------------------------------------------------------
1,639,531   Eurotunnel (FR)*...........................  $  1,489
                                                         --------

SHORT-TERM INVESTMENT--0.4%
  (Cost $545)

PRINCIPAL
 AMOUNT
 (000S)
-----------------------------------------------------------------
COMMERCIAL PAPER--0.4%
            American Express Credit Corp.
  $   545   6.580%--11/01/2000.........................       545
                                                         --------
TOTAL INVESTMENTS--97.6%
  (Cost $115,612)......................................   123,754
CASH AND OTHER ASSETS, LESS LIABILITIES--2.4%..........     3,072
                                                         --------
TOTAL NET ASSETS--100.0%...............................  $126,826
                                                         ========

------------

1 ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

HARBOR INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2000
INVESTMENT HOLDINGS BY COUNTRY (% OF NET ASSETS)

(Excludes net cash, convertible bond and short-term investments of 3.1%)

    South Africa (S. AFR)
                                        0.4
    Finland (FIN)
                                        1.4
    Hong Kong (HK)
                                        1.6
    Portugal (PORT)
                                        1.8
    Denmark (DEN)
                                        2.1
    Australia (AUS)
                                        2.2
    Singapore (SGP)
                                        2.4
    Germany (GER)
                                        2.9
    Brazil (BR)
                                        4.0
    Spain (SP)
                                        4.0
    Malaysia (MAL)
                                        4.5
    Italy (IT)
                                        5.7
    Japan (JP)
                                        6.6
    Netherlands (NET)
                                        8.0
    Sweden (SW)
                                        9.8
    Switzerland (SWS)
                                        11.6
    France (FR)
                                        12.6
    United Kingdom (UK)
                                        15.3

COMMON STOCKS--96.2%

                                                          VALUE
  SHARES                                                  (000S)
------------------------------------------------------------------
ALUMINUM--1.2%
 1,488,000   Pechiney SA Series A (FR)................  $   55,560
                                                        ----------
AUTOMOBILES--1.2%
   316,000   PSA Peugeot Citroen (FR).................      58,190
                                                        ----------
BANKS--20.6%
 4,592,430   ABN Amro Holdings NV (NET)...............     106,392
 3,257,173   Banca Commercial Italiana (IT)...........      19,155
21,178,456   Banca Intesa SpA (IT)....................      87,883
             Banco Commercial Portugues ADR
   503,062   (PORT)(1)................................      12,482

                                                          VALUE
  SHARES                                                  (000S)
------------------------------------------------------------------
COMMON STOCKS--CONTINUED
             Banco Commercial Portugues--Registered
15,346,915   (PORT)...................................  $   76,708
   730,000   Bankinter SA--Registered (SP)............      26,018
   670,000   BNP Paribas (FR).........................      57,766
   176,600   Credit Suisse Group--Registered (SWS)....      33,108
   800,000   Deutsche Bank AG--Registered (GER).......      65,498
   850,000   Dresdner Bank AG--Registered (GER).......      35,416
30,314,000   Malayan Banking Berhad (MAL).............     121,256
 8,925,000   Overseas Chinese Banking Corp. (SGP).....      56,915
 5,306,400   San Paolo IMI SpA (IT)...................      86,008
 5,896,055   Standard Chartered plc (UK)..............      85,036
   497,076   UBS AG--Registered (SWS).................      68,854
             United Overseas Bank Ltd. (Alien Market)
 7,962,842   (SGP)....................................      58,940
                                                        ----------
                                                           997,435
                                                        ----------
BUILDING MATERIALS-CONSTRUCTION--0.8%
 1,003,000   Skanska Ab Series B (SW).................      39,749
                                                        ----------
CHEMICALS-FERTILIZERS--0.8%
   885,000   Bayer AG (GER)...........................      38,414
                                                        ----------
CONGLOMERATES--1.8%
42,297,000   Sime Darby Berhad (MAL)..................      52,983
 5,250,000   Swire Pacific Ltd. Cl. A (HK)............      32,379
                                                        ----------
                                                            85,362
                                                        ----------
CONSUMER GOODS--1.1%
   722,406   BIC (FR).................................      25,043
   935,341   Hunter Douglas NV (NET)..................      26,828
                                                        ----------
                                                            51,871
                                                        ----------
CONTAINERS--0.7%
   264,000   Cie De St Gobain (FR)....................      34,926
                                                        ----------
DRUGS & MEDICINE--6.1%
 1,257,133   Aventis SA (FR)..........................      90,678
    69,561   Novartis AG--Registered (SWS)............     105,526
   475,000   Novo Nordisk A/S Series B (DEN)..........     100,747
                                                        ----------
                                                           296,951
                                                        ----------
FINANCIAL SERVICES--3.0%
 2,101,356   ING Groep NV (NET).......................     144,297
                                                        ----------
FOREST PRODUCTS--1.4%
 2,400,000   UPM-Kymmene Oyj (FIN)....................      67,922
                                                        ----------
GOLD-PRECIOUS METALS--1.4%
 1,266,710   Anglo American plc ADR (UK)(1)...........      69,352
                                                        ----------
GROCERY PRODUCTS--2.1%
    47,800   Nestle SA--Registered (SWS)..............      99,052
                                                        ----------
HOTEL-MOTEL--1.0%
 1,175,000   Accor (FR)...............................      47,562
                                                        ----------
INSURANCE--4.6%
 2,552,000   Assicurazioni Generali SpA (IT)..........      83,918
   600,000   AXA UAP (FR).............................      79,429
   120,838   Zurich Financial Services Group (SWS)....      58,483
                                                        ----------
                                                           221,830
                                                        ----------
LIQUOR--2.1%
 8,115,770   Diageo plc (UK)..........................      76,600
 3,050,000   Whitbread plc (UK).......................      22,459
                                                        ----------
                                                            99,059
                                                        ----------
MACHINERY--0.4%
 5,390,000   Gencor Ltd. ADR (S. AFR)(1)..............      18,229
                                                        ----------

HARBOR INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                          VALUE
  SHARES                                                  (000S)
------------------------------------------------------------------
MEDIA--2.2%
 2,500,000   News Corp. Ltd. ADR (AUS)(1).............  $  107,500
                                                        ----------
MISCELLANEOUS HIGH TECH--2.8%
 1,692,000   Sony Corp. (JP)..........................     135,217
                                                        ----------
NATURAL GAS & PIPELINES--1.6%
12,156,862   BG Group plc (UK)........................      48,684
 2,969,000   Hong Kong & China Gas Co. Ltd. (HK)......       3,750
12,156,862   Lattice Group (UK).......................      25,929
                                                        ----------
                                                            78,363
                                                        ----------
NON-FERROUS METALS--2.8%
26,950,000   Billiton plc ADR (UK)(1).................     102,130
 2,204,676   Rio Tinto--Registered (UK)...............      35,667
                                                        ----------
                                                           137,797
                                                        ----------
PAPER--1.3%
 1,500,000   Holmen Ab Series B (SW)..................      38,279
 1,300,000   Svenska Cellulosa Ab Series B (SW).......      26,671
                                                        ----------
                                                            64,950
                                                        ----------
PETROLEUM--9.6%
14,981,454   BP Amoco plc (UK)........................     127,055
 5,059,000   Petrol Brasileiro SA Pfd. (BR)...........     134,120
 1,800,000   Royal Dutch Petroleum Co. ADR (NET)(1)...     106,875
   671,444   Total Fina Elf Cl. B (FR)................      96,066
                                                        ----------
                                                           464,116
                                                        ----------
PHOTOGRAPHIC-OPTICAL--3.8%
 3,457,000   Canon Inc. (JP)..........................     137,184
 1,235,000   Fuji Photo Film Co. (JP).................      45,839
                                                        ----------
                                                           183,023
                                                        ----------
TELECOMMUNICATIONS-EQUIPMENT--6.3%
             Ericsson (LM) Tel Co. Cl. B ADR
 2,584,000   (SW)(1)..................................      35,853
20,240,000   Ericsson (LM) Tel Co. Series B (SW)......     269,399
                                                        ----------
                                                           305,252
                                                        ----------
TELECOMMUNICATIONS-SERVICE--5.0%
 6,325,000   China Mobile (Hong Kong) Ltd. (HK)*......      40,550
 3,176,240   Telefonica SA (SP)*......................      60,565
   666,666   Telefonica SA ADR (SP)(1)*...............      38,625
14,400,000   Telekom Malaysia Berhad (MAL)............      44,337
             Telesp Celular Participacoes SA ADR
 1,870,000   (BR)(1)..................................      59,139
                                                        ----------
                                                           243,216
                                                        ----------
TIRES & RUBBER--1.3%
    88,700   Cie Fin Michel Bas--Bearer (SWS).........      29,804
 1,127,645   Michelin Cl. B--Registered (FR)..........      32,631
                                                        ----------
                                                            62,435
                                                        ----------
TOBACCO--9.2%
 4,455,975   Altadis SA Series A--Registered (SP).....      66,173
 5,187,347   British American Tobacco plc (UK)........      36,353
             Cie Financiere Richemont AG Units Cl. A--
    59,000     Bearer (SWS)...........................     164,108
11,352,148   Imperial Tobacco Group plc (UK)..........     111,347
18,818,974   Swedish Match (SW).......................      64,599
                                                        ----------
                                                           442,580
                                                        ----------
TOTAL COMMON STOCKS
  (Cost $2,733,730)...................................   4,650,210
                                                        ----------

UNITS--0.7%
                                                          VALUE
  UNITS                                                   (000S)
------------------------------------------------------------------
33,740,680   Eurotunnel (FR)*.........................  $   30,637
             Eurotunnel SA Warrants (FR)*
20,000,000     Expire 12/31/2001......................         339
             Eurotunnel SA Warrants (FR)*
20,000,000     Expire 10/31/2003......................       1,018
                                                        ----------
TOTAL UNITS
  (Cost $74,178)......................................      31,994
                                                        ----------

CONVERTIBLE BOND--0.8%
(Cost $39,105)
PRINCIPAL
  AMOUNT
  (000S)
------------------------------------------------------------------
             Liberty Group Ltd. (S. AFR)
 $  39,500     6.500%--09/30/2004.....................      37,551
                                                        ----------

SHORT-TERM INVESTMENTS--1.8%
COMMERCIAL PAPER
             American Express Credit Corp. Yrs 1&2
    20,000     6.570%--11/03/2000.....................      20,000
             Exxon Project Investment Yrs 3&4
    18,072     6.520%--11/02/2000.....................      18,072
             General Motors Acceptance Corp.
     8,890     6.450%--11/01/2000.....................       8,890
             Prudential Funding Corp.
    20,000     6.490%--11/06/2000.....................      20,000
    18,585     6.520%--11/07/2000.....................      18,585
                                                        ----------
                                                            38,585
                                                        ----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $85,547)......................................      85,547
                                                        ----------
TOTAL INVESTMENTS--99.5%
  (Cost $2,932,560)...................................   4,805,302
CASH AND OTHER ASSETS, LESS LIABILITIES--0.5%.........      24,973
                                                        ----------
TOTAL NET ASSETS--100.0%..............................  $4,830,275
                                                        ==========

------------

1 ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

HARBOR VALUE FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2000
COMMON STOCK HOLDINGS (% OF NET ASSETS)

(Excludes 21.9% of holdings of which 2.6% represent net cash and short-term investments, and 19.3% represents industry classifications less than 1.6%)

    Conglomerates
                                   1.6
    Electric Power
                                   1.9
    Consumer Goods
                                   2.0
    Domestic Oil
                                   2.0
    Credit & Miscellaneous
      Financial                    2.3
    Insurance-Life
                                   2.3
    Retail-All Other
                                   2.8
    Chemicals-Fertilizers
                                   2.9
    Computers & Business
      Equipment                    2.9
    Grocery Products
                                   3.0
    Drugs & Medicine
                                   3.3
    Telecommunications-Service
                                   3.4
    Insurance-Other
                                   3.5
    Electrical Equipment
                                   4.1
    Paper
                                   4.8
    Banks-Money Center
                                   5.0
    Banks-Regional
                                   5.4
    Manufacturing Diversified
                                   5.5
    Financial Services
                                   5.6
    International Oil
                                   6.4
    Telephones
                                   7.4

COMMON STOCKS--97.4%

                                                         VALUE
SHARES                                                   (000S)
----------------------------------------------------------------
AEROSPACE/DEFENSE--1.0%
 39,000   Rockwell International Corp. ...............  $  1,533
                                                        --------
AIR TRANSPORTATION--0.3%
    700   Alaska Air Group Inc.*......................        18
  2,700   AMR Corp.*..................................        88
  1,600   Delta Air Lines Inc. .......................        76
  6,600   Southwest Airlines Co. .....................       188
  1,300   US Airways Group Inc.*......................        49
                                                        --------
                                                             419
                                                        --------
ALUMINUM--1.4%
 70,468   Alcoa Inc. .................................     2,021
                                                        --------


                                                         VALUE
SHARES                                                   (000S)
----------------------------------------------------------------
COMMON STOCKS--CONTINUED
AUTOMOBILE EQUIPMENT--1.3%
  1,500   Navistar International Corp.*...............  $     50
 44,000   TRW Inc. ...................................     1,848
  1,965   Visteon Corp. ..............................        35
                                                        --------
                                                           1,933
                                                        --------
AUTOMOBILES--0.6%
 17,672   Ford Motor Co. .............................       462
  4,700   General Motors Corp. .......................       292
  2,700   General Motors Corp. Cl. H..................        87
                                                        --------
                                                             841
                                                        --------
BANKS-MONEY CENTER--5.0%
 51,835   BankAmerica Corp.(1)........................     2,491
 60,414   Chase Manhattan Corp.(1)....................     2,748
  2,100   Northern Trust Corp. .......................       179
  1,000   State Street Corp. .........................       125
 39,235   Wells Fargo & Co.(1)........................     1,817
                                                        --------
                                                           7,360
                                                        --------
BANKS-REGIONAL--5.4%
  1,871   Amsouth Bancorporation......................        26
 18,443   Bank One Corp.(1)...........................       673
  1,000   Dime Bancorp Inc. ..........................        24
  1,300   Fifth Third Bancorp.........................        67
 13,678   First Union Corp. ..........................       415
 22,600   First Virginia Banks Inc. ..................       935
 35,600   Firstar Corp. ..............................       701
  1,800   Golden West Financial Corp. ................       101
  1,000   Hibernia Corp. Cl. A........................        12
  1,713   Huntington Bancshares Inc. .................        25
  8,130   KeyCorp.....................................       201
  5,420   National City Corp. ........................       116
 24,000   North Fork Bancorporation Inc. .............       484
 17,906   PNC Financial Services Group Inc. ..........     1,198
 61,700   Summit Bancorp..............................     2,314
  2,300   Suntrust Banks Inc. ........................       112
 19,400   US Bancorp..................................       469
    765   Wachovia Corp. .............................        41
                                                        --------
                                                           7,914
                                                        --------
BUILDING MATERIALS-CONSTRUCTION--0.2%
  7,900   Vulcan Materials Co. .......................       332
                                                        --------
CHEMICALS-FERTILIZERS--2.9%
  2,700   Coastal Corp. ..............................       204
  5,399   E.l. Du Pont De Nemours & Co. ..............       245
 45,000   Praxair Inc. ...............................     1,676
125,000   R.P.M. Inc. ................................     1,117
 34,300   Rohm & Haas Co. ............................     1,031
  1,700   Union Carbide Corp. ........................        73
                                                        --------
                                                           4,346
                                                        --------
COMPUTER SERVICES--1.2%
  1,900   Cabletron Systems Inc. .....................        51
  1,600   CMGI Inc. ..................................        27
  3,100   Electronic Data Systems Corp. ..............       145
  1,500   Level 3 Communications Inc.*................        72
 23,800   NSTAR.......................................       921
 12,800   Qwest Communications International Inc. ....       622
                                                        --------
                                                           1,838
                                                        --------
COMPUTERS & BUSINESS EQUIPMENT--2.9%
  3,600   3Com Corp. .................................        64
  3,500   Apple Computer Inc. ........................        68
  8,400   Compaq Computer Corp. ......................       255

HARBOR VALUE FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED

                                                         VALUE
SHARES                                                   (000S)
----------------------------------------------------------------
  6,900   International Business Machines Corp.(1)....  $    680
  1,693   NCR Corp.*..................................        73
  5,339   Palm Inc. ..................................       286
 57,500   Pitney Bowes Inc. ..........................     1,707
  1,700   Seagate Technology Inc. ....................       119
 45,000   WorldCom Inc. New(1)........................     1,069
                                                        --------
                                                           4,321
                                                        --------
CONGLOMERATES--1.6%
  5,400   First Data Corp. ...........................       271
 22,293   Minnesota Mining & Manufacturing Co. .......     2,154
                                                        --------
                                                           2,425
                                                        --------
CONSUMER GOODS--2.0%
 27,600   Gillette Co. ...............................       963
 84,100   Newell Rubbermaid Inc. .....................     1,614
  5,000   Procter & Gamble Co. .......................       357
                                                        --------
                                                           2,934
                                                        --------
CONTAINERS--0.8%
 59,400   Sonoco Products Co. ........................     1,147
                                                        --------
COSMETICS--0.6%
 51,500   International Flavors & Fragrances..........       863
                                                        --------
CREDIT & MISCELLANEOUS FINANCIAL--2.3%
 10,800   American Express Co. .......................       648
 14,000   Federal National Mortgage Association(1)....     1,078
 20,800   Morgan, Stanley, Dean Witter & Co. Inc. ....     1,670
                                                        --------
                                                           3,396
                                                        --------
DOMESTIC OIL--2.0%
  1,100   Amerada Hess Corp. .........................        68
 13,100   Kerr McGee Corp. ...........................       856
 67,200   Sunoco Inc. ................................     2,012
  2,000   Tosco Corp. ................................        57
                                                        --------
                                                           2,993
                                                        --------
DRUGS & MEDICINE--3.3%
 22,200   Abbott Laboratories.........................     1,173
 16,700   American Home Products Corp. ...............     1,060
  2,800   Bristol-Myers Squibb Co. ...................       171
  3,000   Genetech Inc................................       247
  5,000   Merck & Co Inc. ............................       450
  1,300   Pharmacia Corp. ............................        72
 34,200   Schering-Plough Corp. ......................     1,768
                                                        --------
                                                           4,941
                                                        --------
ELECTRIC POWER--1.9%
  1,500   American Electric Power Inc. ...............        62
    830   Consolidated Edison Inc. ...................        29
  2,948   Duke Energy Co. ............................       255
  1,760   Edison International........................        42
  6,400   Entergy Corp. ..............................       245
  9,225   Exelon Corp. ...............................       555
  1,600   Firstenergy Corp. ..........................        41
    765   FPL Group Inc. .............................        50
 14,100   Niagara Mohawk Holdings Corp.*..............       226
 22,097   OGE Energy Corp. ...........................       454
  2,600   PG & E Corp. ...............................        70
    612   Public Service Enterprise Group.............        25
 22,800   SCANA Corp. New.............................       604
  4,890   Southern Co. ...............................       144
    300   Unisource Energy Corp.*.....................         4
                                                        --------
                                                           2,806
                                                        --------


                                                         VALUE
SHARES                                                   (000S)
----------------------------------------------------------------
COMMON STOCKS--CONTINUED
ELECTRICAL EQUIPMENT--4.1%
 33,500   Emerson Electric Co. .......................  $  2,460
 11,300   General Electric Co.(1).....................       619
  5,500   Grainger (W.W.) Inc. .......................       175
 73,100   Hubbell Inc. Cl. B..........................     1,750
 64,700   Thomas & Betts Corp. .......................       979
                                                        --------
                                                           5,983
                                                        --------
ELECTRONIC INSTRUMENTS--0.5%
  2,200   Advanced Micro Devices Inc. ................        50
    915   Aglient Technologies Inc. ..................        42
  9,200   Hewlett Packard Co. ........................       427
  5,300   Teradyne Inc. ..............................       166
  2,700   Thermo Electron Corp. ......................        78
                                                        --------
                                                             763
                                                        --------
FINANCIAL SERVICES--5.6%
 25,300   A.G. Edwards Inc. ..........................     1,284
 14,765   Chubb Corp. ................................     1,247
 75,512   Citigroup Inc.(1)...........................     3,974
 12,201   FleetBoston Financial Corp. ................       464
  2,000   Goldman Sachs Group Inc. ...................       200
  8,600   Lehman Brothers Holdings Inc. ..............       555
  1,900   Marsh & McLennan Cos. Inc. .................       248
  1,968   Merrill Lynch & Co. Inc. ...................       138
  1,200   Paine Webber Group Inc. ....................        86
                                                        --------
                                                           8,196
                                                        --------
GROCERY PRODUCTS--3.0%
 82,700   Flowers Industries Inc. ....................     1,272
 49,800   H.J. Heinz Co. .............................     2,088
 35,800   McCormick & Co. Inc. .......................     1,134
                                                        --------
                                                           4,494
                                                        --------
HEALTH CARE-HOSPITAL MANAGEMENT--0.9%
  7,400   HCA-The Healthcare Co. .....................       296
  7,100   Johnson & Johnson...........................       654
  4,000   Tenet Healthcare Corp. .....................       157
  1,900   United Healthcare Corp. ....................       208
                                                        --------
                                                           1,315
                                                        --------
HOTEL-MOTEL--0.0%
  1,700   Marriott International Inc. Cl. A...........        69
                                                        --------
HOUSEHOLD PRODUCTS--0.8%
 26,900   Clorox Co. .................................     1,200
                                                        --------
INSURANCE-LIFE--2.3%
  3,000   AXA Financial Inc. .........................       162
  2,700   Conseco Inc. ...............................        19
 19,300   Jefferson--Pilot Corp. .....................     1,327
 57,700   Torchmark Inc. .............................     1,922
                                                        --------
                                                           3,430
                                                        --------
INSURANCE-OTHER--3.5%
  1,200   Aetna Inc. .................................        69
  2,900   AFLAC Inc. .................................       212
 38,436   Allstate Corp.(1)...........................     1,547
 30,735   American International Group Inc.(1)........     3,012
  1,600   Cigna Corp. ................................       195
  1,700   CNA Financial Group Inc.*...................        62
  1,300   Hartford Financial Services Group Inc. .....        97
                                                        --------
                                                           5,194
                                                        --------
INTERNATIONAL OIL--6.4%
 42,200   BP Amoco plc ADR(2).........................     2,150
 12,954   Chevron Corp. ..............................     1,063

HARBOR VALUE FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED

                                                         VALUE
SHARES                                                   (000S)
----------------------------------------------------------------
 34,900   Conoco Inc. ................................  $    901
 49,271   Exxon Mobil Corp.(1)........................     4,394
 15,200   Texaco Inc. ................................       898
                                                        --------
                                                           9,406
                                                        --------
LEISURE & LUXURY--0.4%
    903   Sabre Holdings Corp. Cl. A*.................        30
 14,500   Walt Disney Co. ............................       519
                                                        --------
                                                             549
                                                        --------
MACHINE TOOLS--0.2%
 25,400   Timken Co. .................................       357
                                                        --------
MANUFACTURING DIVERSIFIED--5.5%
 78,600   Bemis Co. Inc. .............................     2,034
  2,400   Dover Corp. ................................       102
 49,900   ITT Industries Inc. ........................     1,625
 62,500   Pall Corp. .................................     1,348
 49,900   Parker Hannifin Corp. ......................     2,065
 32,200   The Stanley Works...........................       857
                                                        --------
                                                           8,031
                                                        --------
MEDIA--1.1%
  4,700   Clear Channel Communications Inc. ..........       282
  5,300   Cox Communications Inc. Cl. A...............       234
  6,000   Time Warner Inc. ...........................       455
 12,289   Viacom Inc. Cl.(1)*.........................       699
                                                        --------
                                                           1,670
                                                        --------
MISCELLANEOUS HIGH TECH--1.3%
 34,400   Honeywell International Inc. ...............     1,851
                                                        --------
MISCELLANEOUS TRANSPORT--0.2%
  4,500   Fedex Corp.*................................       211
                                                        --------
NATURAL GAS & PIPELINES--0.7%
  5,300   Enron Corp. ................................       435
  2,600   Kinder Morgan Inc. New......................       100
  8,600   National Fuel Gas Co. ......................       461
  2,000   Peoples Energy Corp. .......................        69
                                                        --------
                                                           1,065
                                                        --------
NON-FERROUS METALS--0.5%
 16,000   Phelps Dodge Corp. .........................       748
                                                        --------
OIL WELL EQUIPMENT & SERVICES--0.0%
  1,500   Halliburton Co. ............................        56
                                                        --------
PAPER--4.8%
 72,000   Boise Cascade Corp. ........................     2,066
 28,000   Bowater Inc. ...............................     1,516
 52,253   International Paper.........................     1,914
  1,900   Kimberly-Clark Corp. .......................       125
 30,600   Temple Inland Inc. .........................     1,369
                                                        --------
                                                           6,990
                                                        --------
PHOTOGRAPHIC-OPTICAL--1.1%
 37,226   Eastman Kodak Co. ..........................     1,671
                                                        --------
POLLUTION CONTROL--0.1%
  4,300   Waste Management Inc. ......................        86
                                                        --------
PUBLISHING--0.1%
  2,900   Tribune Co..................................       107
                                                        --------
RESTAURANTS--0.3%
 14,100   McDonalds Corp. ............................       437
                                                        --------


                                                         VALUE
SHARES                                                   (000S)
----------------------------------------------------------------
COMMON STOCKS--CONTINUED
RETAIL-ALL OTHER--2.8%
    400   Best Buy Co. Inc.*..........................  $     20
  2,800   Costco Wholesale Corp.......................       103
  3,200   Federated Department Stores Inc.*...........       104
107,400   J.C. Penney Co. Inc. .......................     1,255
 14,949   Kmart Corp.*................................        89
 39,619   May Department Stores Co. ..................     1,040
 66,400   Nordstrom Inc. .............................     1,091
  4,200   Target Corp. ...............................       116
  7,700   Wal-Mart Stores Inc. .......................       349
                                                        --------
                                                           4,167
                                                        --------
RETAIL-DRUG STORES--0.1%
  1,500   CVS Corp. ..................................        79
                                                        --------
RETAIL-FOOD STORES--1.2%
  2,700   Kroger Co. .................................        61
  1,600   Safeway Inc. ...............................        88
109,200   Supervalu Inc. .............................     1,679
                                                        --------
                                                           1,828
                                                        --------
SEMICONDUCTORS--0.3%
    900   LSI Logic Corp. ............................        30
 15,500   Motorola Inc. ..............................       387
  1,700   National Semiconductor Corp. ...............        44
                                                        --------
                                                             461
                                                        --------
SERVICES--0.7%
  5,900   Cendant Corp. ..............................        71
 25,700   H & R Block Inc. ...........................       917
                                                        --------
                                                             988
                                                        --------
SOFT DRINKS--1.1%
 33,700   Pepsico Inc. ...............................     1,632
                                                        --------
STEEL--0.0%
  8,800   Bethlehem Steel Corp.(1)*...................        25
                                                        --------
TELECOMMUNICATIONS-EQUIPMENT--0.1%
  2,500   Ditech Communications Corp. ................        86
                                                        --------
TELECOMMUNICATIONS-SERVICE--3.4%
  1,900   CenturyTel Inc. ............................        73
 15,200   Comcast Corp. CI. A ........................       619
 20,400   McLeodUSA Inc. .............................       393
  1,900   Telephone & Data Systems Inc. ..............       200
  1,400   United States Cellular Corp. ...............        90
 59,453   Verizon Communications Inc. ................     3,437
  3,700   XO Communications Inc. .....................       125
                                                        --------
                                                           4,937
                                                        --------
TELEPHONES--7.4%
 40,000   ALLTEL Corp. ...............................     2,578
138,510   AT&T Corp.(1)...............................     3,212
 18,396   Bellsouth Corp.(1)..........................       889
 66,213   SBC Communications Inc.(1)..................     3,820
 17,600   Sprint Corp.(1).............................       449
                                                        --------
                                                          10,948
                                                        --------
TOBACCO--0.2%
  7,900   Philip Morris Cos. Inc. ....................       289
                                                        --------
TOYS--0.0%
  3,300   Toys "R" Us Inc.*...........................        57
                                                        --------
TOTAL COMMON STOCKS
  (Cost $141,193).....................................   143,739
                                                        --------

HARBOR VALUE FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED

                                                         VALUE
SHARES                                                   (000S)
----------------------------------------------------------------
SHORT-TERM INVESTMENTS--0.7%
PRINCIPAL
 AMOUNT                                                    VALUE
 (000S)                                                    (000S)
------------------------------------------------------------------
REPURCHASE AGREEMENT
            Repurchase Agreement with State Street Bank
              & Trust dated October 31, 2000 due
              November 1, 2000 at 4.00% collateralized
              by a U.S. Treasury Bill 7.625%
              due February 15, 2007, par value of $145
              (repurchase proceeds of $150 when closed
              on
  $  146      November 1, 2000).........................  $    146
                                                          --------
U.S. TREASURY BILLS
            U.S. Treasury Bills(1)
     848      6.060%--11/16/2000........................       848
                                                          --------

                                                         VALUE
                                                         (000S)
----------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $994)...........................................  $    994
                                                        --------
TOTAL INVESTMENTS--98.1%
  (Cost $142,187).....................................   144,733
CASH AND OTHER ASSETS, LESS LIABILITIES--1.9%.........     2,882
                                                        --------
TOTAL NET ASSETS--100.0%..............................  $147,615
                                                        ========

          ------------------------------------------------------------

FUTURES CONTRACTS WHICH WERE OPEN AT OCTOBER 31, 2000 ARE AS FOLLOWS:

                                                                              AGGREGATE                              UNREALIZED
                                                            NUMBER OF         FACE VALUE                           (DEPRECIATION)
                     DESCRIPTION                            CONTRACTS           (000S)        EXPIRATION DATE          (000S)
                     -----------                            ---------         ----------      ---------------      --------------
S&P 500 Index Futures (Buy)...........................         37                 $9          Dec-00                   $(693)

HARBOR VALUE FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCK INVESTMENTS SOLD SHORT AT OCTOBER 31, 2000 ARE AS FOLLOWS:

                                                      VALUE
SHARES                     SECURITY                  (000S)
------                     --------                  ------
4,500       Abitibi-Consolidated Inc..............   $    39
1,500       Air Products and Chemicals Inc........        56
3,200       Albertson's Inc.......................        76
4,900       Alcan Aluminum Ltd....................       155
3,100       Allegheny Technologies Inc............        63
1,100       America Online Inc....................        55
  700       American General Corp.................        56
1,100       Amgen Inc.............................        64
7,875       Archer Daniels Midland Co.............        87
3,400       Autolive..............................        75
  216       Avaya Inc.............................         3
1,200       Avery Dennison Corp...................        61
6,000       Avon Products Inc.....................       291
6,100       Baker Hughes Inc......................       210
1,200       Bausch & Lomb Inc.....................        46
1,500       Becton, Dickinson & Co................        50
3,000       Belo (A.H.) Corp......................        57
4,400       Burlington Resources Inc..............       158
1,000       Canadian Imperial Bank, Toronto.......        32
6,000       Carnival Corp.........................       149
1,700       Charles Schwab & Co...................        60
2,100       Charter One Financial Inc.............        48
2,700       Cisco Systems Inc.....................       145
1,600       Colgate-Palmolive Co..................        94
6,100       ConAgra Inc...........................       131
2,900       Conoco Inc............................        79
1,600       Cooper Industries Inc.................        61
3,500       Crown Cork & Seal Co. Inc.............        32
2,500       CSX Corp..............................        63
2,000       Dell Computer Corp....................        59
2,800       Diamond Offshore Drilling Inc.........        97
1,500       Diebold Inc...........................        39
2,100       Dow Jones & Co. Inc...................       124
1,400       Dun & Bradstreet Corp.................        30
1,100       Eastman Chemical Co...................        47
1,000       El Paso Energy Corp...................        63
3,500       Eli Lilly & Co........................       313
1,600       EMC Corp..............................       142
1,300       Fluor Corp............................        45
2,500       Fortune Brands Inc....................        74
1,200       Gannett Co. Inc.......................        70
1,700       Gap Inc...............................        44
1,600       GATX Corp.............................        67
1,600       General Dynamics Corp.................       114
4,000       General Mills Inc.....................       167
1,200       Harcourt General Inc..................        67
4,100       Hercules Inc..........................        75
2,900       Hershey Foods Corp....................       158
1,400       Hillenbrand Industries Inc............        65
3,200       Hormel Foods Corp.....................        54
1,900       Household International Inc...........        96
1,300       Illinois Tool Works Inc...............        72
3,000       Intel Corp............................       135
3,800       Intimate Brands Inc...................        91
8,300       Kellogg Co............................       211
1,500       Knight-Ridder Inc.....................        75
6,700       Leggett & Platt Inc...................       110
3,500       Limited Inc...........................        88

                                                      VALUE
SHARES                     SECURITY                  (000S)
------                     --------                  ------
 1,500      Lincoln National Corp.................   $    73
 5,500      Lockheed Martin Corp..................       197
 3,100      Magna International Inc...............       139
 2,200      Masco Corp............................        41
17,900      Mattel Inc............................       232
 3,900      McGraw-Hill Companies Inc.............       250
 1,400      Medtronic Inc.........................        76
 2,500      Mellon Financial Corp.................       121
 2,400      Microsoft Corp........................       165
 1,500      Millipore Corp........................        79
 2,800      Moody's Corp..........................        74
 1,200      New York Times Co.....................        44
 2,600      Nike Inc..............................       104
 4,900      Norfolk Southern Corp.................        69
 1,500      Nortel Networks Corp..................        68
 2,000      Nova Chemicals Corp...................        41
 4,300      Occidental Petroleum Corp.............        85
 4,400      Oracle Corp...........................       145
 1,200      PartnerRe Ltd.........................        65
15,250      Pfizer Inc............................       659
 2,300      Phillips Petroleum Co.................       142
 2,400      Potash Corp. of Saskatchewan Inc......       142
 1,000      PPG Industries Inc....................        45
 3,200      R. R. Donnelley & Sons Co.............        69
 6,500      Ralston Purina Co.....................       158
 3,000      Raytheon Co...........................       103
 1,300      Reliant Energy Inc....................        54
            Royal Caribbean Cruises
 5,200      International.........................       117
 4,600      Royal Dutch Petroleum Co. ADR(2)......       273
14,100      Sara Lee Corp.........................       304
 1,800      Schlumberger Ltd......................       137
 7,900      Sempra Energy.........................       163
 1,000      Sun Microsystems Inc..................       111
 6,600      Sysco Corp............................       344
 1,600      T. Rowe Price & Associates Inc........        75
 1,400      Texas Instruments Inc.................        69
 3,400      Textron Inc...........................       171
13,100      TransCanada Pipelines Ltd.............       124
 3,225      Tribune Co............................       119
 5,000      Trizec Hahn Corp......................        75
 1,200      True North Communications Inc.........        45
 2,232      Tyco International Ltd................       126
 2,600      Union Pacific Corp....................       122
   900      United Technologies Corp..............        63
 2,300      Unocal Corp...........................        78
 2,700      USA Education Inc.....................       151
 4,200      UST Inc...............................       106
 2,500      USX-Marathon Group....................        68
 1,900      V. F. Corp............................        52
 2,400      Washington Mutual Inc.................       106
 1,200      Weyerhaeuser Co.......................        56
 1,000      Williams Companies Inc................        42
 4,600      Winn-Dixie Stores Inc.................        89
 2,500      Wrigley (Wm) Jr. Co...................       198
                                                     -------
TOTAL COMMON STOCK INVESTMENTS SOLD SHORT
  (proceeds $11,737)..............................   $12,112
                                                     =======

------------

1 At October 31, 2000, securities held by the Fund were pledged to cover margin requirements for open futures contracts and investments sold short. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $25,732.

2 ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2000
TOTAL INVESTMENTS (% OF NET ASSETS)

(Excludes excess of liabilities over other assets and short-term investments of -45.3%)

    Foreign Government Obligations
                                        3.1
    Asset-Backed Securities
                                        3.6
    U.S. Government Obligations
                                        16.8
    Corporate Bonds & Notes
                                        42.2
    Mortgage-Backed Securities
                                        79.6

ASSET-BACKED SECURITIES--3.6%
PRINCIPAL
 AMOUNT                                                   VALUE
 (000S)                                                   (000S)
------------------------------------------------------------------
             Bayview Financial Revolving Mortgage Loan
               Series 1999-1 Cl. M2
 $10,000       7.920%--08/25/2029(2,8,10).............  $    9,834
             Firstplus Home Loan Owner Trust
               Series 1998-2 Cl. A3
     665       6.320%--11/10/2013(9,10)...............         664
             Marlin Water Trust/Capital
   7,400       7.090%--12/15/2001(2)..................       7,358
             SLM Student Loan Marketing Association
               Trust
               Series 1995-1 Cl. A2
   5,000       6.988%--10/25/2007(8,10)...............       4,975
             Washington Mutual
               Series 2000-1R Cl. A
   2,786       6.780%--07/26/2003(2)..................       2,785
                                                        ----------
TOTAL ASSET-BACKED SECURITIES
  (Cost $25,653)......................................      25,616
                                                        ----------

CORPORATE BONDS & NOTES--42.2%
             Allete
   1,500     7.610%--10/20/2003(8)....................       1,500
             Associates Corp. North America
   5,000       6.780%--08/27/2001(8,10)...............       5,014
             Banesto Del Inc.
   3,000       8.250%--07/28/2002(10).................       3,050
             Bank One Corp. MTN(1)
               Series B
   6,600       6.895%--09/26/2003(8)..................       6,597
             Banponce Corp.
   2,000       6.750%--12/15/2005(10).................       1,900
             Cincinnati Financial Corp.
   5,000       6.900%--05/15/2028(10).................       4,377
             Citicorp
  10,625       7.125%--03/15/2004(10).................      10,681
             Cleveland Electric Illuminating Co.
               Series B
   2,000       9.500%--05/15/2005(10).................       2,042

PRINCIPAL
 AMOUNT                                                   VALUE
 (000S)                                                   (000S)
------------------------------------------------------------------
CORPORATE BONDS & NOTES--CONTINUED
             Credit Suisse First Boston
 $10,000       6.500%--05/01/2008(2,10)...............  $    9,290
             DaimlerChrysler North America Holding
  10,000       6.899%--01/18/2002(8,10)...............      10,001
             DaimlerChrysler North America Holding
               MTN(1)
   5,000       7.750%--05/27/2003(8,10)...............       5,069
             DDTE Capital Corp.
  10,000       7.110%--11/15/2003(2,7,10).............       9,797
             Enron Corp.
  12,900       7.110%--09/10/2001(2,8)................      12,904
             First Chicago Corp. MTN(1)
  10,000       6.740%--03/11/2002(8,10)...............      10,023
  10,000       6.760%--06/26/2002(8,10)...............       9,996
                                                        ----------
                                                            20,019
                                                        ----------
             Ford Motor Credit MTN(1)
  20,000       6.950%--06/20/2003(8,10)...............      19,958
             General Motors Acceptance Corp.
  10,000       6.884%--04/29/2002(8,10)...............      10,003
   5,000       5.750%--11/10/2003(10).................       4,817
                                                        ----------
                                                            14,820
                                                        ----------
             General Motors Acceptance Corp. MTN(1)
   8,000       7.035%--12/17/2001(8,10)...............       8,029
   3,000       5.550%--09/15/2003(10).................       2,881
                                                        ----------
                                                            10,910
                                                        ----------
             GMACCM Mortgage Trust I
               Series 1999-D Cl. A
  14,128       7.348%--09/20/2004(2,10)...............      14,115
             Goldman Sachs Group LP MTN(1)
  10,000       6.920%--02/20/2001(2,8,10).............      10,007
             Gulf STS Utilities Co.
     400       8.210%--01/01/2002.....................         401
             HMH Properties, Inc.
   3,000       7.875%--08/01/2005.....................       2,865
             International Game Technology
   6,500       7.875%--05/15/2004(10).................       6,370
             Koninklijke KPN NV
 E 1,100       5.163%--06/13/2002(8)..................         931
             Korea Development Bank
  10,000       4.796%--05/14/2001(8)..................       4,304
             Lehman Brothers Holdings Inc. MTN(1)
 $ 6,200       7.715%--04/02/2002(8,10)...............       6,252
             Mexico Credit Link
   5,000       12.282%--02/22/2002(8).................       5,185
             Meyer Fred Inc. New
   5,000       7.150%--03/01/2003(10).................       4,971
             Nabors Industries Inc.
  10,000       6.800%--04/15/2004(10).................       9,892
             Occidental Petroleum Corp.
   5,000       6.400%--04/01/2003(7)..................       4,871
             Old Kent Financial Corp.
  10,000       7.750%--08/15/2010.....................       9,956
             Providian Gateway Master Trust
   6,700       6.900%--03/16/2009(8)..................       6,700

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

CORPORATE BONDS & NOTES--CONTINUED
PRINCIPAL
 AMOUNT                                                   VALUE
 (000S)                                                   (000S)
------------------------------------------------------------------
             Salomon Brothers Mortgage Services VII
               Inc.
 $ 8,054       7.040%--11/15/2029(8)..................  $    8,078
             Salomon Inc. CPI Bond(4)
   5,346       3.650%--02/14/2002.....................       5,302
             Sasco Floating Rate Mortgage
               Series 1993-C3 Cl. D
   8,775       7.220%--11/20/2001(2,8)................       8,796
             Tenet Healthcare Corp.
   4,443       8.625%--12/01/2003.....................       4,477
             Time Warner Inc.
     450       7.975%--08/15/2004(10).................         461
             Toledo Edison Co.
   2,000       8.700%--09/01/2002.....................       2,033
             TRW Inc.
   3,500       6.625%--06/01/2004(2)..................       3,349
             Wells Fargo Bank NA
  10,000       7.259%--05/02/2005(8)..................       9,988
             Westdeutsche Landesbank Giroz
  13,200       6.050%--01/15/2009(10).................      12,056
             WorldCom Inc.
  13,250       8.875%--01/15/2006.....................      13,664
                                                        ----------
TOTAL CORPORATE BONDS & NOTES
  (Cost $308,390).....................................     302,953
                                                        ----------
FOREIGN GOVERNMENT OBLIGATIONS--3.1%
             Federal Republic of Brazil
   3,665       7.875%--01/01/2001(8)..................       3,662
  13,376       7.625%--04/15/2006(8)..................      12,148
                                                        ----------
                                                            15,810
                                                        ----------
             Federal Republic of Germany
  E  510       6.250%--01/04/2024.....................         464
   2,990       6.250%--01/04/2030.....................       2,806
                                                        ----------
                                                             3,270
                                                        ----------
             United Mexican States
 $ 1,430       7.570%--03/25/2005(8)..................       1,428
   1,900       8.500%--02/01/2006.....................       1,869
                                                        ----------
                                                             3,297
                                                        ----------
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
  (Cost $22,748)......................................      22,377
                                                        ----------

MORTGAGE-BACKED SECURITIES--79.6%
COLLATERALIZED MORTGAGE OBLIGATIONS
             Chase Mortgage Financial Corp. REMIC(3)
               Series 1993-N Cl. A9
   3,000       6.750%--11/25/2024(10).................       2,741
             Collateralized Mortgage Securities Corp.
               Series F Cl. 4
     107       11.450%--11/01/2015....................         107
             Collateralized Mortgage Securities Corp.
               REMIC(3)
               Series 1988-4 Cl. B
     121       8.750%--04/20/2019(10).................         124
             Countrywide Home Loan
               Series 1997-6 Cl. A10
  10,000       7.250%--11/25/2027(8,10)...............       9,638

PRINCIPAL
 AMOUNT                                                   VALUE
 (000S)                                                   (000S)
------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES--CONTINUED
             Drexel Burnham Lambert REMIC(3)
               Series H Cl. 4
 $ 5,292       8.500%--04/01/2017(10).................  $    5,303
             Federal Home Loan Mortgage Corp.
  17,300       7.070%--11/15/2030.....................      17,293
             Federal Home Loan Mortgage Corp.
               Pass Thru Certificates
  11,248       6.644%--08/01/2032(7,10)...............      10,891
             Federal Home Loan Mortgage Corp. REMIC(3)
     995       9.000%--12/15/2020(10).................       1,025
   2,877       8.000%--08/15/2022.....................       2,915
   5,872       6.500%--02/15/2023(5)..................         779
  10,000       6.000%--08/15/2026(10).................       9,358
                                                        ----------
                                                            14,077
                                                        ----------
             Federal National Mortgage Association
               REMIC(3)
     551       6.500%--02/25/2007(5,10)...............          27
     576       6.000%--07/25/2017(5)..................           6
   2,000       6.500%--12/25/2020(10).................       1,966
   7,658       7.000%--04/18/2027(10).................       7,080
                                                        ----------
                                                             9,079
                                                        ----------
             GE Capital Mortgage Services Inc.
               Series 1994-6 Cl. A3
   3,620       6.500%--12/25/2022.....................       3,262
               Series 1998-17 Cl. A3
   9,791       6.750%--10/25/2028(10).................       9,147
                                                        ----------
                                                            12,409
                                                        ----------
             Kidder Peabody Acceptance Corp. I
               REMIC(3)
               Series 1994-2 Cl. 1A2
   1,032       8.911%--03/25/2024(7,10)...............       1,037
             Norwest Asset Securities Corp. REMIC(3)
               Series 1997-19 Cl. A8
   6,200       7.250%--12/25/2027(10).................       6,016
               Series 1998-12 Cl. A9
   5,000       6.750%--06/25/2028(10).................       4,655
                                                        ----------
                                                            10,671
                                                        ----------
             PNC Mortgage Securities Corp. REMIC(3)
               Series 1998-14 Cl. 3A3
  17,633       6.500%--02/25/2029.....................      16,140
               Series 1999-4 Cl. 1A8
   9,800       6.200%--06/25/2029.....................       9,562
                                                        ----------
                                                            25,702
                                                        ----------
             PP & L Transition Bond Co. LLC
               Series 1999-1 Cl. A4
  10,000       6.720%--12/26/2005.....................       9,971
             Prudential Home Mortgage Securities Co.
               REMIC(3)
               Series 1993-29 Cl. A8
   5,639       6.750%--08/25/2008(10).................       5,551
             Residential Asset Securitization Trust
               Series 1998-A13 Cl. 1A3
   6,931       6.500%--12/25/2028(10).................       6,285
               Series 2000-A2 Cl. NB1
   4,099       8.000%--04/25/2030(10).................       4,136
                                                        ----------
                                                            10,421
                                                        ----------

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

MORTGAGE-BACKED SECURITIES--CONTINUED
PRINCIPAL
 AMOUNT                                                   VALUE
 (000S)                                                   (000S)
------------------------------------------------------------------
             Residential Funding Mortgage Securities I
               Inc.
               Series 1997-S8 Cl. A9
 $ 9,500       7.500%--06/25/2027(10).................  $    9,428
             Resolution Trust Corporation Mortgage
               REMIC(3)
               Pass Thru Certificate
               Series 1991-3 Cl. 1L
   2,436       8.690%--08/25/2021(8,10)...............       2,426
             Sears Mortgage Securities Corp.
               Series 92 Cl. A
     363       7.431%--10/25/2022(2,8)................         367
             SLM Student Loan Trust
               Series 1997-3 Cl. A1
   4,542       6.838%--04/25/2006(8,10)...............       4,529
               Series 1997-2 Cl. A1
   1,719       6.778%--10/25/2005(2,8,10).............       1,709
                                                        ----------
                                                             6,238
                                                        ----------
             Small Business Administration
               Pass Thru Certificate
   2,000       7.449%--08/01/2010.....................       2,043
             Structured Asset Mortgage Investments
               Inc. REMIC(3)
               Series 1998-9 Cl. 1A3
   5,000       6.250%--11/25/2028.....................       4,481
   2,700       7.398%--01/28/2030.....................       2,703
                                                        ----------
                                                             7,184
                                                        ----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS.............     172,701
                                                        ----------
OTHER MORTGAGE-BACKED SECURITIES
             Asset Backed Securities Corp.
               Series 1999
   6,609       6.990%--06/21/2029(8,10)...............       6,632
             EQCC Home Equity Loan Trust
               Series 1999-2 Cl. A1F
   1,817       6.050%--01/25/2010(10).................       1,804
             Federal Home Loan Mortgage Corp.
               Pass Thru Certificates
      39       8.000%--06/01/2011.....................          40
      36       8.500%--02/01/2017(10).................          36
     640       7.431%--06/01/2024(7,10)...............         655
                                                        ----------
                                                               731
                                                        ----------
             Federal Home Loan Mortgage Corp. TBA(6)
               November Delivery
   5,000       6.000%--12/13/2030.....................       4,903
   9,000       7.000%--12/13/2030.....................       9,127
               December Delivery
   5,000       6.000%--12/13/2030.....................       4,692
  15,000       7.000%--12/13/2030.....................      14,695
                                                        ----------
                                                            33,417
                                                        ----------
             Federal Housing Authority Project
               221 Grey 98-4
   7,686       7.450%--05/01/2021(10).................       7,668
               221D4 Banco-5
     688       7.400%--02/01/2021.....................         687
               221D4 Banco-15
     244       7.450%--05/01/2021.....................         244
               223C Reilly-52
     285       5.150%--06/01/2018.....................         258
                                                        ----------
                                                             8,857
                                                        ----------

PRINCIPAL
 AMOUNT                                                   VALUE
 (000S)                                                   (000S)
------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES--CONTINUED
             Federal National Mortgage Association
 $20,800       5.560%--10/01/2040.....................  $   20,826
             Federal National Mortgage Association
               Pass Thru Certificates
      69       9.000%--03/01/2005(10).................          72
     867       9.000%--11/01/2009(10).................         894
       6       8.500%--12/01/2009.....................           7
      52       9.500%--04/01/2011.....................          54
                                                        ----------
                                                             1,027
                                                        ----------
             Federal National Mortgage Association
               TBA(6)
               November Delivery
  29,000       6.000%--11/13/2030.....................      27,197
   3,000       7.000%--11/13/2030.....................       2,941
  12,000       8.000%--11/13/2030.....................      12,147
  10,000       8.500%--11/13/2030.....................      10,216
                                                        ----------
                                                            52,501
                                                        ----------
             Government National Mortgage Association
               I TBA(6)
               November Delivery
  30,400       6.000%--11/20/2030.....................      28,652
  54,000       7.000%--11/20/2030.....................      53,258
  57,000       7.500%--11/20/2030.....................      57,214
  20,100       8.000%--11/20/2030.....................      20,428
  57,000       6.500%--11/23/2030.....................      55,041
                                                        ----------
                                                           214,593
                                                        ----------
             Government National Mortgage Association
               II(7)
     913       6.375%--03/20/2017(10).................         921
     385       6.750%--08/15/2017.....................         377
   2,153       6.750%--08/20/2022(10).................       2,177
   1,398       6.750%--09/20/2023(10).................       1,414
     420       7.375%--05/20/2024(10).................         424
      44       6.750%--07/20/2024.....................          44
   3,038       6.750%--09/20/2024(10).................       3,073
     254       7.125%--12/20/2024(10).................         256
   1,088       7.375%--01/20/2025(10).................       1,098
     847       7.375%--02/20/2025(10).................         856
     728       7.125%--10/20/2025.....................         734
   1,981       7.125%--11/20/2025(10).................       1,998
     580       7.125%--12/20/2026(10).................         585
   4,667       6.750%--07/20/2027.....................       4,702
                                                        ----------
                                                            18,659
                                                        ----------
             Government National Mortgage Association
               II TBA(6)
               November Delivery
  15,000       7.000%--11/20/2030.....................      14,719
   1,000       7.500%--11/20/2030.....................         998
  20,000       8.000%--11/20/2030.....................      20,244
                                                        ----------
                                                            35,961
                                                        ----------
             United Airlines
               Pass Thru Certificate
               Series 1993 Cl. C2
   3,000       9.060%--06/17/2015(10).................       3,014
                                                        ----------
TOTAL OTHER MORTGAGE-BACKED SECURITIES................     398,022
                                                        ----------
TOTAL MORTGAGE-BACKED SECURITIES
  (Cost $576,942).....................................     570,723
                                                        ----------

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

MORTGAGE-BACKED SECURITIES--CONTINUED
PRINCIPAL
 AMOUNT                                                   VALUE
 (000S)                                                   (000S)
------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--16.8%
PRINCIPAL
 AMOUNT                                                  VALUE
 (000S)                                                  (000S)
------------------------------------------------------------------
             U.S. Treasury Bond STRIPS(12)
 $ 6,100       0.010%--02/15/2019.....................  $    2,058
  68,100       0.010%--11/15/2021.....................      19,514
  24,500       0.010%--11/15/2024.....................       5,929
                                                        ----------
                                                            27,501
                                                        ----------
             U.S. Treasury Bonds
   2,800       11.250%--02/15/2015....................       4,200
   6,000       9.125%--05/15/2018.....................       8,008
   4,200       8.750%--08/15/2020.....................       5,520
   8,000       8.125%--08/15/2021.....................       9,997
   3,900       6.000%--02/15/2026.....................       3,910
   1,700       6.500%--11/15/2026.....................       1,818
   2,028       3.625%--04/15/2028(4)..................       1,950
  12,800       5.500%--08/15/2028.....................      12,050
  15,648       3.875%--04/15/2029(4)..................      15,717
                                                        ----------
                                                            63,170
                                                        ----------
             U.S. Treasury Notes
  23,293       3.625%--07/15/2002(4,10)...............      23,344
   2,600       6.000%--08/15/2004.....................       2,611
     763       3.375%--01/15/2007(4)..................         743
     748       3.625%--01/15/2008(4)..................         736
   1,053       3.875%--01/15/2009.....................       1,053
                                                        ----------
                                                            28,487
                                                        ----------
             U.S. Treasury Security STRIPS(12)
   2,900       0.000%--02/15/2015(11).................       1,243
                                                        ----------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Cost $120,505).....................................     120,401
                                                        ----------

OPTIONS--0.0%
(Cost $15)
NUMBER OF
CONTRACTS
------------------------------------------------------------------
             U.S. Treasury Notes 10 Yr. Futures
               Contracts
     700       Expire 11/2000.........................          11
                                                        ----------
SHORT-TERM INVESTMENTS--8.4%

PRINCIPAL
 AMOUNT
 (000S)
------------------------------------------------------------------
 COMMERCIAL PAPER
             Abbey National
 $ 1,200       6.580%--01/19/2001.....................       1,183
             Alcoa Inc.
   1,800       6.490%--12/12/2000.....................       1,787

PRINCIPAL
 AMOUNT                                                   VALUE
 (000S)                                                   (000S)
------------------------------------------------------------------
SHORT-TERM INVESTMENTS--CONTINUED
 AMOUNT
 (000S)
------------------------------------------------------------------
             American Express Credit Corp. Yrs 1&2
 $ 1,800       6.530%--11/15/2000.....................  $    1,795
             ANZ Delaware Inc.
   1,400       6.530%--11/03/2000.....................       1,400
             Associates Corp. NA
   8,100       6.530%--01/10/2001.....................       7,997
             Bank One Corp.
   1,000       6.540%--12/19/2000.....................         991
   9,000       6.590%--01/10/2001.....................       8,886
                                                        ----------
                                                             9,877
                                                        ----------
             DaimlerChrysler AG
   1,200       6.530%--11/22/2000.....................       1,195
             Gannett Co. Inc.
   1,100       6.550%--11/08/2000.....................       1,099
   1,100       6.550%--11/21/2000.....................       1,096
                                                        ----------
                                                             2,195
                                                        ----------
             General Electric Capital Corp.
   1,000       6.530%--11/29/2000.....................         995
     900       6.530%--12/20/2000.....................         892
     700       6.550%--01/10/2001.....................         691
                                                        ----------
                                                             2,578
                                                        ----------
             National Rural Utilities
   1,100       6.600%--01/09/2001.....................       1,086
             Verizon Communications Inc.
   1,300       6.480%--11/09/2000.....................       1,298
     200       6.510%--12/19/2000.....................         198
     600       6.560%--01/19/2001.....................         591
                                                        ----------
                                                             2,087
                                                        ----------
TOTAL COMMERCIAL PAPER................................      33,180
                                                        ----------
REPURCHASE AGREEMENT
             Repurchase Agreement with State Street
               Bank & Trust dated October 31, 2000 due
               November 1, 2000 at 6.00%
               collateralized by a U.S. Treasury Bill
               10.375% due November 15, 2012, par
               value of $20,535 (repurchase proceeds
               of $26,596 when
  26,071     closed on November 1, 2000)..............      26,071
                                                        ----------
U.S. TREASURY BILLS
             U.S. Treasury Bills
     950       6.190%--02/01/2001.....................         933
                                                        ----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $60,184)......................................      60,184
                                                        ----------
TOTAL INVESTMENTS--153.7%
  (Cost $1,114,437)...................................   1,102,265
CASH AND OTHER ASSETS, LESS LIABILITIES--(53.7%)......    (385,010)
                                                        ----------
TOTAL NET ASSETS--100.0%..............................  $  717,255
                                                        ==========

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

SWAP AGREEMENTS WHICH WERE OPEN AT OCTOBER 31, 2000 ARE AS FOLLOWS:

                                                                                                          UNREALIZED
PAR VALUE                                                                                               (DEPRECIATION)
 (000S)                             DESCRIPTION                                   COUNTERPARTY              (000S)
---------                           -----------                             ------------------------    --------------
Y580,000    To make or receive semi-annual payments through 04/14/2008      Goldman Sachs Capital
            based on the difference between (A) the 10 year fixed           Markets New York
            interest rate of 2.295% over (B) the 10 year floating rate
            adjusted every six months based upon the JPY-LIBOR-BBA.                                         $(222)
 377,000    To make or receive semi-annual payments through 04/15/2008      Goldman Sachs Capital
            based on the difference between (A) the 10 year fixed           Markets New York
            interest rate of 2.305% over (B) the 10 year floating rate
            adjusted every six months based upon the JPY-LIBOR-BBA.                                          (146)
E    510    To make or receive semi-annual payments through 01/04/2024      J.P. Morgan Securities
            based on the difference between (A) the 10 year fixed
            interest rate of 6.250% over (B) the 10 year floating rate
            adjusted every six months based upon the EUR-LIBOR-BBA.                                           (83)
   2,380    To make or receive semi-annual payments through 01/04/2009      J.P. Morgan Securities
            based on the difference between (A) the 10 year fixed
            interest rate of 6.000% over (B) the 10 year floating rate
            adjusted every six months based upon the EUR-LIBOR-BBA.                                           (31)
   1,790    To make or receive semi-annual payments through 05/22/2030      Goldman Sachs Capital
            based on the difference between (A) the 10 year fixed           Markets New York
            interest rate of 6.175% over (B) the 10 year floating rate
            adjusted every six months based upon the EUR-LIBOR-BBA.                                           (17)
$  1,570    To make or receive semi-annual payments through 11/15/2021      Lehman Brothers
            based on the difference between (A) the 10 year fixed
            interest rate of 5.961% over (B) the 10 year floating rate
            adjusted every three months based upon the EUR-LIBOR-BBA.                                         (29)
   9,980    To make or receive semi-annual payments through 11/15/2021      Bank of America
            based on the difference between (A) the 10 year fixed           Securities
            interest rate of 6.680% over (B) the 10 year floating rate
            adjusted every three months based upon the EUR-LIBOR-BBA.                                        (141)
   1,330    To make or receive semi-annual payments through 11/15/2021      Lehman Brothers
            based on the difference between (A) the 10 years fixed
            interest rate of 5.980% over (B) the 10 year floating rate
            adjusted every three months based upon the EUR-LIBOR-BBA.                                         (35)
   3,170    To make or receive semi-annual payments through 11/15/2021      Lehman Brothers
            based on the difference between (A) the 10 year fixed
            interest rate of 6.690% over (B) the 10 year floating rate
            adjusted every three months based upon the EUR-LIBOR-BBA.                                         (81)
                                                                                                            -----
                                                                                                            $(785)
                                                                                                            =====

FUTURES CONTRACTS WHICH WERE OPEN AT OCTOBER 31, 2000 ARE AS FOLLOWS:

                                                                                AGGREGATE                             UNREALIZED
                                                              NUMBER OF         FACE VALUE                           APPRECIATION
DESCRIPTION                                                   CONTRACTS           (000S)        EXPIRATION DATE         (000S)
-----------                                                   ---------         ----------      ---------------      ------------
U.S. Treasury Bond--20 Yr. (Buy)........................          57             $ 5,700        Dec-00                  $  42
U.S. Treasury Note--10 Yr. (Buy)........................         390              39,000        Dec-00                    234
Municipal Bond Index Futures (Buy)......................          68               6,770        Dec-00                    106
Federal Republic of Germany Bonds--10 Yr. (Sell)........          83             E 8,300        Dec-00                     29
Federal Republic of Germany Bonds--10 Yr. (Buy).........         722              72,200        Dec-00                    120
United Kingdom Treasury Bonds--3 Mo. (Sell).............          54             L 5,400        Dec-00                      6
                                                                                                                        -----
                                                                                                                        $ 537
                                                                                                                        =====

WRITTEN OPTIONS WHICH WERE OPEN AT OCTOBER 31, 2000 ARE AS FOLLOWS:

                                                             NUMBER OF
                                                              SHARES/             STRIKE                                VALUE
DESCRIPTION                                                  CONTRACTS            PRICE         EXPIRATION DATE         (000S)
-----------                                                  ---------            ------        ---------------      ------------
U.S. Treasury Notes--10 Yr. Futures (Put).............              114          $  98.00       Nov-00                  $  (4)
U.S. Treasury Notes--10 Yr. Futures (Put).............               55             97.00       Nov-00                     (1)
U.S. Treasury Notes--10 Yr. Futures (Call)............      192........         103.00...       Nov-00....                 (6)
U.S. Treasury Notes--10 Yr. Futures (Call)............              152            102.00       Nov-00                    (19)
Japanese Government Bonds--10 Yr. Futures (Call)......                8            134.00       Nov-00                    (10)
Swap Options--6 Mo. Libor (Put).......................      200,000,000              2.31       Nov-00                    (15)
Swap Options--6 Mo. Libor (Put).......................      200,000,000              2.32       Nov-00                    (15)
Eurodollar Futures (Put)..............................               55             92.25       Dec-00                     --
Eurodollar Futures (Put)..............................              168             92.25       Mar-01                     (2)
Eurodollar Futures (Call).............................              351             93.25       Mar-01                   (246)
                                                                                                                        -----
Written options outstanding, at value (premiums
  received of $346)...................................                                                                  $(318)
                                                                                                                        =====

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

TBA SALE COMMITMENTS WHICH WERE OPEN AT OCTOBER 31, 2000 ARE AS FOLLOWS:

                                                           PRINCIPAL
                                                            AMOUNT              COUPON                              MARKET VALUE
DESCRIPTION                                                 (000S)               RATE          DELIVERY DATE           (000S)
-----------                                                ---------            ------         -------------       --------------
Federal National Mortgage Assoc. ...................      $     2,500           8.00%         Nov-00                  $ 3,039
Federal Home Loan Mortgage Corp. ...................           20,400           6.00%         Nov-00                    4,903
Federal Home Loan Mortgage Corp. ...................            2,400           7.00%         Nov-00                    8,113
Government National Mortgage Assoc. I...............           41,000           8.00%         Nov-00                    5,184
Government National Mortgage Assoc. I...............           12,200           7.50%         Nov-00                      502
                                                                                                                      -------
TBA Sale Commitments at Value (proceeds receivable
  $21,345)..........................................                                                                  $21,741
                                                                                                                      =======

------------

 1  MTN after the name of a security stands for Medium Term Note.

 2 Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2000, these securities were valued at $90,311 or 12.59% of net assets.

 3 REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

 4 Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

 5 Interest only (IO) securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These are subject to the risk of accelerated principal paydowns. The amount represents the notional amount on which current interest is calculated.

 6 TBA's are mortgage-backed securities traded under delayed delivery commitments, settling after October 31, 2000. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBA's is not earned until settlement date. (See Note 2 to the Financial Statements.)

 7 Variable rate security. The stated rate represents the rate in effect at October 31, 2000.

 8 Floating rate security. The stated rate represents the rate in effect at October 31, 2000.

 9 Step Coupon security. The rate will step 1.07% per month until the coupon reaches 15%.

10 At October 31, 2000, securities held by the Fund were pledged to cover margin requirements for open future contracts and written options on futures contracts. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $367,011.

11  Zero coupon bond.

12 Separate trading of registered interest and principal of securities (STRIPS) is a prestripped zero-coupon bond that is a direct obligation of the U.S. Treasury.

E   Euro.

Y   Japanese Yen.

L   British Pound.
    The accompanying notes are an integral part of the financial statements.

HARBOR SHORT DURATION FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2000
TOTAL INVESTMENTS (% OF NET ASSETS)

(Excludes net cash and short-term investments of 15.8%)

    Options
                                        0.1
    Corporate Bonds & Notes
                                        3.2
    Mortgage-Backed Securities
                                        3.9
    U.S. Government Obligation
                                        5.6
    Asset-Backed Securities
                                        71.4

ASSET-BACKED SECURITIES--71.4%
PRINCIPAL
 AMOUNT                                                   VALUE
 (000S)                                                   (000S)
-----------------------------------------------------------------
            Arcadia Automobile Receivables Trust
              Series 1998-B Cl. A5
 $ 5,500      6.060%--06/15/2006(4)....................  $  5,440
            Beneficial Home Equity Loan Trust
              Series 1996-1 Cl. A
   1,532      6.800%--04/28/2026(3,4)..................     1,533
            BMW Vehicle Owner Trust
              Series 1999-A Cl. A2
   1,955      6.160%--12/25/2001(4)....................     1,953
            Bombardier Receivables Master Trust I
              Series 1997-1 Cl. A
   6,000      6.740%--04/15/2004(3,4)..................     6,009
            Campobello Master Trust
              Series 1999-1A Cl. B
   3,000      7.170%--12/15/2006(1,3,4)................     2,998
            Capital Auto Receivables Asset Trust
              Series 2000-1 Cl. A2
   5,000      6.810%--02/17/2003(4)....................     5,003
            CIT Marine Trust
              Series 1999-A Cl. A
   2,000      5.800%--04/15/2010(4)....................     1,962
            CIT RV Trust
              Series 1999-A Cl. A3
   3,300      5.960%--04/15/2011.......................     3,255
            CNH Equipment Trust
              Series 2000-B Cl. A2
   5,000      6.870%--02/15/2004(4)....................     4,995
            Citibank Credit Card Master Trust
              Series 1996-1 Cl. A
   4,000      1.522%--02/07/2003(4)....................     3,931
            Felco Funding II LLC
              Series 2000-1 Cl. A3
   4,000      7.585%--06/15/2004(1,4)..................     4,046
            Green Tree Financial Corp.
              Pass Thru Certificates
              Series 1996-10 Cl. A4
   1,704      6.420%--11/15/2028.......................     1,699

PRINCIPAL
 AMOUNT                                                   VALUE
 (000S)                                                   (000S)
-----------------------------------------------------------------
ASSET-BACKED SECURITIES--CONTINUED
            Green Tree Home Equity Loan Trust
              Series 1998-A Cl. A2
 $   344      6.040%--06/15/2029.......................  $    344
            Honda Auto Lease Trust
              Series 1999-A Cl. A5
   6,000      6.650%--07/15/2005(4)....................     5,981
            Household Automotive Trust
              Series 2000-3 Cl. A2
   5,000      6.960%--10/17/2003.......................     5,009
            Ikon Receivables LLC
              Series 1999-1 Cl. A4
   2,975      6.230%--05/15/2005.......................     2,930
            Lakeshore Commercial Loan Master Trust
              Series 1998-AA Cl. B1
   4,000      7.068%--07/25/2007(1)....................     3,959
            Leaf Master Trust I
              Series 1999-1 Cl. A1
   5,000      6.980%--11/15/2004(1,3,4)................     5,002
            Metris Master Trust
              Series 1998-1A Cl. B
   4,000      7.074%--08/20/2005(1,3,4)................     3,994
            Navistar Financial Owner Trust
              Series 2000 Cl. A2
   4,000      6.660%--10/15/2003.......................     4,000
            Norwest Asset Securities Corp.
              Pass Thru Certificates
              Series 1999-16 Cl. A1
   6,000      6.000%--06/25/2029(4)....................     5,927
            Premier Auto Trust
              Series 1999-3 Cl. A2
   1,280      5.820%--02/08/2002.......................     1,279
            Rental Car Finance Corp.
              Series 1997-1 Cl. A1
   2,963      6.250%--06/25/2003(1,4)..................     2,955
            Signet Helco Trust
              Series 1995-A Cl. A
   1,111      6.894%--06/20/2004(3)....................     1,113
            Toyota Auto Receivables Owner Trust
              Series 2000-A Cl. A2
   4,000      7.120%--12/15/2002(4)....................     4,011
                                                         --------
TOTAL ASSET-BACKED SECURITIES
  (Cost $89,115).......................................    89,328
                                                         --------

CORPORATE BONDS & NOTES--3.2%
(Cost $4,000)
            AERCO Ltd. Cl. A
   4,000      7.080%--07/15/2025(1)....................     4,004
                                                         --------

HARBOR SHORT DURATION FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

CORPORATE BONDS & NOTES--CONTINUED
 AMOUNT                                                   VALUE
 (000S)                                                   (000S)
-----------------------------------------------------------------
MORTGAGE-BACKED SECURITIES--3.9%
PRINCIPAL
 AMOUNT                                                   VALUE
 (000S)                                                   (000S)
-----------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS
            Contimortgage Home Equity Loan Trust
              Pass Thru Certificates
              Series 1998-3 Cl. A10
 $ 1,842      5.840%--05/15/2016(4)....................  $  1,823
            Federal National Mortgage Association
              REMIC(2)
              Series 1996-70 Cl. PD
   2,000      6.250%--07/25/2018.......................     1,983
            GT Manufactured Housing
              Pass Thru Certificates
              Series 1999-1 Cl. A2
   1,107      5.430%--11/01/2006.......................     1,106
                                                         --------
TOTAL MORTGAGE-BACKED SECURITIES
  (Cost $4,936)........................................     4,912
                                                         --------
U.S. GOVERNMENT OBLIGATION--5.6%
  (Cost $6,982)
            U.S. Treasury Notes
   7,000      5.750%--10/31/2002.......................     6,979
                                                         --------
OPTIONS--0.1%
  (Cost $110)
 NO. OF
CONTRACTS
-----------------------------------------------------------------
            Eurodollar Futures Contracts
     375      Expire 12/2000...........................       113
                                                         --------
SHORT-TERM INVESTMENTS--23.1%
PRINCIPAL
 AMOUNT                                                   VALUE
 (000S)                                                  (000S)
-----------------------------------------------------------------
COMMERCIAL PAPER
            Rabobank Nederland
 $ 4,000      6.825%--08/28/2001.......................  $  3,999
                                                         --------
REPURCHASE AGREEMENT
            Repurchase Agreement with State Street Bank
              & Trust dated October 31, 2000 due
              November 1, 2000 at 6.43% collateralized
              by a U.S. Treasury Bill 10.75% due
              February 15, 2003, par value of $22,100
              (repurchase proceeds of $24,800 when
              closed on
  24,309      November 1, 2000)........................    24,309
                                                         --------
U.S. TREASURY BILLS
            U.S. Treasury Bills
     500      6.161%--11/02/2000(4)....................       500
                                                         --------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $28,808).......................................    28,808
                                                         --------
TOTAL INVESTMENTS--107.3%
  (Cost $133,951)......................................   134,144
CASH AND OTHER ASSETS, LESS LIABILITIES--(7.3%)........    (9,112)
                                                         --------
TOTAL NET ASSETS--100.0%...............................  $125,032
                                                         ========

          ------------------------------------------------------------

FUTURES CONTRACTS WHICH WERE OPEN AT OCTOBER 31, 2000 ARE AS FOLLOWS:

                                       NUMBER OF          AGGREGATE FACE VALUE                           UNREALIZED APPRECIATION/
DESCRIPTION                            CONTRACTS                 (000S)             EXPIRATION DATE       (DEPRECIATION) (000S)
-----------                            ---------          --------------------      ---------------      ------------------------
U.S. Treasury Note--5 Yr.
  (Buy).........................           10                 1,$000                Dec-00                        $   4
U.S. Treasury Note--2 Yr.
  (Buy).........................           58                11,600                 Dec-00                           16
Eurodollar Futures (Buy)........           78                19,500                 Dec-00                         (229)
Eurodollar Futures (Sell).......           78                19,500                 Dec-00                          203
Libor One Month (Buy)...........          100                25,000                 Dec-00                            2
Libor One Month (Sell)..........          100                25,000                 Dec-00                          (96)
                                                                                                                  -----
                                                                                                                  $(100)
                                                                                                                  =====

WRITTEN OPTIONS WHICH WERE OPEN AT OCTOBER 31, 2000 ARE AS FOLLOWS:

                                       NUMBER OF                                                                  VALUE
DESCRIPTION                         SHARES/CONTRACTS          STRIKE PRICE          EXPIRATION DATE               (000S)
-----------                         ----------------          ------------          ---------------      ------------------------
Eurodollar Futures (Call).......           75                 93$.25                Dec-00                        $ (12)
Eurodollar Futures (Call).......          150                 93.00                 Dec-00                         (111)
Eurodollar Futures (Put)........          225                 93.00                 Dec-00                           (3)
                                                                                                                  -----
Written options outstanding, at
  value (premiums received of
  $147)                                                                                                           $(126)
                                                                                                                  =====

------------

1 Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2000, these securities were valued at $26,958 or 21.56% of net assets.

2 REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

3 Floating rate security. The stated rate represents the rate in effect at October 31, 2000.

4 At October 31, 2000, securities held by the Fund were pledged to cover margin requirements for open futures and written options contracts. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $63,823.

    The accompanying notes are an integral part of the financial statements.

HARBOR MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2000
INVESTMENT HOLDINGS BY COUNTRY (% OF NET ASSETS)

(Excludes net cash of 0.2%)

    Repurchase Agreement
                                        0.9
    Bank Obligations
                                        25.5
    Commercial Paper
                                        73.4

BANK OBLIGATIONS--25.5%
PRINCIPAL
AMOUNT                                                    VALUE
(000S)                                                    (000S)
-----------------------------------------------------------------
            Bank Austria AG NY
 $4,000     6.650%--02/02/2001.........................  $  4,000
            Bayerische Hypoveren Bank
  4,000     6.550%--12/11/2000.........................     4,000
  4,000     7.250%--05/14/2001.........................     4,000
                                                         --------
                                                            8,000
                                                         --------
            CommerzBank AG
  3,000     6.880%--04/30/2001.........................     3,000
            Dresdner Bank AG
  4,000     7.030%--11/30/2000.........................     4,000
            LandesBank Baden
  4,000     6.670%--04/03/2001.........................     4,000
            Morgan Guaranty Trust Co. NY
  4,000     6.830%--01/05/2001.........................     4,000
                                                         --------
TOTAL BANK OBLIGATIONS
  (Cost $27,000).......................................    27,000
                                                         --------

COMMERCIAL PAPER--73.4%
            ABN Amro North America
  3,000     6.582%--04/18/2001.........................     2,911
            Bank of America Corp.
  4,000     6.800%--02/05/2001.........................     4,000
            Banque Et Caisse D'Epargne
  4,000     6.700%--01/25/2001.........................     3,939
            Banque Generale Du Luxembourg
  2,000     6.811%--01/10/2001.........................     1,975
            British Telecommunications plc
  4,000     6.664%--02/12/2001.........................     3,925
            Den Danske Bank
  4,000     6.594%--11/01/2000.........................     4,000
            Deutsche Bank AG
  4,000     6.621%--02/12/2001.........................     3,926
            Fairway Financial Corp. Yrs 1&2
  2,500     6.852%--01/24/2001.........................     2,462

PRINCIPAL
AMOUNT                                                    VALUE
(000S)                                                    (000S)
-----------------------------------------------------------------
COMMERCIAL PAPER--CONTINUED
            Guardian Industries Corp.
 $4,196     6.695%--11/27/2000.........................  $  4,176
            Honeywell International Inc.
  4,000     6.612%--12/11/2000.........................     3,971
            ING America Insurance
  3,800     6.657%--01/17/2001.........................     3,747
            International Lease Finance Corp.
  4,000     6.550%--11/09/2000.........................     3,994
            J.P. Morgan & Co. Inc.
  4,000     6.631%--11/01/2000.........................     4,000
            Lloyds TSB Group plc
  4,000     6.727%--12/13/2000.........................     3,970
            National Bank of Canada
  2,500     6.710%--03/12/2001.........................     2,500
            National Rural Utilities
  3,500     6.665%--03/28/2001.........................     3,408
            Paccar Financial Corp.
  4,000     6.588%--11/15/2000.........................     3,990
            Province De Quebec
  4,000     6.967%--11/22/2000.........................     3,984
            San Paolo U.S. Finance Co.
  4,000     6.628%--01/24/2001.........................     3,939
            Svenska Handelsbanken Inc.
  3,500     6.913%--12/11/2000.........................     3,474
            Swedbank Forenings
  3,500     6.976%--03/09/2001.........................     3,417
            Woolwich plc
  2,000     6.863%--01/18/2001.........................     1,971
                                                         --------
TOTAL COMMERCIAL PAPER
  (Cost $77,679).......................................    77,679
                                                         --------

REPURCHASE AGREEMENT--0.9%
(Cost $967)
            Repurchase Agreement with State Street Bank
              & Trust dated October 31, 2000 due
              November 1, 2000 at 6.43% collateralized
              by a U.S. Treasury Bill 10.75% due
              February 15, 2003, par value of $880
              (repurchase proceeds of $988 when closed
    967       on November 1, 2000).....................       967
                                                         --------
TOTAL INVESTMENTS--99.8%
  (Cost $105,646) (1)..................................   105,646
CASH AND OTHER ASSETS, LESS LIABILITIES--0.2%..........       247
                                                         --------
TOTAL NET ASSETS--100.0%...............................  $105,893
                                                         ========

------------

1  The aggregate identified cost on a tax basis is the same.

    The accompanying notes are an integral part of the financial statements.

HARBOR FUND
STATEMENT OF ASSETS AND LIABILITIES--OCTOBER 31, 2000

(All amounts in Thousands, except per share amount)

                                                                            HARBOR
                                                               HARBOR    INTERNATIONAL
                                                               GROWTH       GROWTH
------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS, AT IDENTIFIED COST*............................  $180,285    $1,248,737
------------------------------------------------------------------------------------------
Investments, at value.......................................  $274,150    $1,263,808
Repurchase agreements.......................................        --            --
Cash........................................................         1            --
Cash on deposit with broker for investments sold short......        --            --
Foreign currency, at value (cost: $0; $0; $0; $105; $2,973;
  $0; $16; $0; $0)..........................................        --            --
Receivables for:
  Investments sold..........................................        --         8,381
  Capital shares sold.......................................     1,787        11,339
  Dividends.................................................        --           591
  Interest..................................................        59             7
  Variation margin on futures contracts.....................        --            --
  Written options...........................................        --            --
Deferred organization costs.................................        --            --
Withholding tax receivable..................................        --           817
Other assets................................................         2             5
------------------------------------------------------------------------------------------
      TOTAL ASSETS..........................................   275,999     1,284,948
LIABILITIES
Payables for:
  Investments purchased.....................................        --        31,922
  Capital shares reacquired.................................       140         4,786
  Dividends to shareholders.................................        --            --
  Investments sold short, at value (proceeds $0; $0; $0; $0;
    $0; $11,737; $0; $0; $0)................................        --            --
  Written options, at value (premiums received $0; $0; $0;
    $0; $0; $0; $346; $147; $0).............................        --            --
  Swap agreements...........................................        --            --
  Interest on swap agreements...............................        --            --
  Variation margin on futures contracts.....................        --            --
  Dividends payable on investments sold short...............        --            --
Accrued expenses:
  Adviser's fees............................................       239           729
  Trustees' fees............................................         1             4
  Transfer agent's fees.....................................        18            38
  Other.....................................................         2           387
  TBA sale commitments at value (proceeds receivable $0; $0;
    $0; $0; $0; $0; $21,345; $0; $0)........................        --            --
------------------------------------------------------------------------------------------
      TOTAL LIABILITIES.....................................       400        37,866

NET ASSETS..................................................  $275,599    $1,247,082
------------------------------------------------------------------------------------------
Net assets consist of:
  Paid-in capital...........................................  $164,277    $1,131,424
  Undistributed/(overdistributed) net investment income.....        39           218
  Accumulated net realized gain/(loss)......................    17,418       100,502
  Unrealized appreciation/(depreciation) of investments,
    swap agreements, written options, foreign currency,
    investments sold short and translation of assets and
    liabilities in foreign currencies.......................    93,865        14,938
  Unrealized appreciation/(depreciation) of futures and
    foreign forward currency contracts......................        --            --
------------------------------------------------------------------------------------------
                                                              $275,599    $1,247,082
------------------------------------------------------------------------------------------
Shares of beneficial interest...............................    11,373        71,013
Net asset value, offering and redemption price per share....  $  24.23    $    17.56

------------
* Including repurchase agreements and short-term investments.

    The accompanying notes are an integral part of the financial statements.

   HARBOR
  CAPITAL           HARBOR           HARBOR        HARBOR      HARBOR         HARBOR          HARBOR
APPRECIATION   INTERNATIONAL II   INTERNATIONAL    VALUE        BOND      SHORT DURATION   MONEY MARKET
--------------------------------------------------------------------------------------------------------
 $8,006,608        $115,612        $2,932,560     $142,187   $1,114,437      $133,951        $105,646
--------------------------------------------------------------------------------------------------------
 $9,345,478        $123,754        $4,805,302     $144,587   $1,076,194      $109,835        $104,679
         --              --                --          146       26,071        24,309             967
          1           2,743                 1           --        3,565            --               1
         --              --                --       12,933           --            --              --
         --             106             3,011           --           16            --              --
    114,293           1,037                68        4,019       68,757            --              --
     19,217           2,421            16,715          390        4,071            47             300
        926              12             7,643          184           --            --              --
         71              --               258           --        7,163           373             804
         --              --                --          268            6             3              --
         --              --                --           --            4            --              --
         --               3                --           --           --            --              --
         --             231             8,236           --           --            --              --
         10               5                10           67           50             9               2
--------------------------------------------------------------------------------------------------------
  9,479,996         130,312         4,841,244      162,594    1,185,897       134,576         106,753
    365,675           2,424                69        1,661      443,740         4,000              --
      9,353             951             5,200          780        1,220         5,385             793
         --              --                --           --           --             7              40
         --              --                --       12,112           --            --              --
         --              --                --           --          318           126              --
         --              --                --           --          785            --              --
         --              --                --           --          298            --              --
         --              --                --           --          193            --              --
         --              --                --           24           --            --              --
      4,289              66             3,371           63          285            22              13
         22              --                13           --            2            --              --
        198               9               146            7           27             1              14
        142              36             2,170          332           33             3              --
         --              --                --           --       21,741            --              --
--------------------------------------------------------------------------------------------------------
    379,679           3,486            10,969       14,979      468,642         9,544             860
  9,100,317
 $                 $126,826        $4,830,275     $147,615   $  717,255      $125,032        $105,893
--------------------------------------------------------------------------------------------------------
 $6,666,382        $112,349        $2,445,343     $146,159   $  731,994      $150,642        $105,895
         --              13            50,361           47        2,316            61              --
  1,095,064           6,350           462,897          (69)      (3,621)      (25,905)             (2)
  1,338,871           8,114         1,871,674        2,171      (13,971)          214              --
         --              --                --         (693)         537            20              --
--------------------------------------------------------------------------------------------------------
 $9,100,317        $126,826        $4,830,275     $147,615   $  717,255      $125,032        $105,893
--------------------------------------------------------------------------------------------------------
    188,957           8,880           124,320       10,632       65,199        14,694         105,893
 $    48.16        $  14.28        $    38.85     $  13.88   $    11.00      $   8.51        $   1.00

HARBOR FUND
STATEMENT OF OPERATIONS--YEAR ENDED OCTOBER 31, 2000

(All Amounts in Thousands)

                                                                                 HARBOR
                                                              HARBOR          INTERNATIONAL
                                                              GROWTH             GROWTH
-------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.................................................  $    59           $  14,096
  Interest..................................................    2,239               2,751
  Foreign taxes withheld....................................       --              (1,955)
-------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................    2,298              14,892
OPERATING EXPENSES:
  Investment advisory fees..................................    1,926              11,241
  Shareholder communications................................       29                  81
  Custodian fees............................................       45               1,453
  Transfer agent fees.......................................      180                 473
  Professional fees.........................................       39                  59
  Trustees' fees and expenses...............................        2                  16
  Registration fees.........................................       25                  77
  Amortization of organization costs........................       --                  --
  Insurance.................................................        3                   6
  Miscellaneous.............................................       12                  23
-------------------------------------------------------------------------------------------
     Total operating expenses...............................    2,261              13,429
  Advisory fee waived.......................................       --                  --
  Other expense reimbursements and reductions...............       (9)                (48)
-------------------------------------------------------------------------------------------
     Net operating expenses.................................    2,252              13,381
  Dividend expense on investments sold short................       --                  --
-------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)................................       46               1,511
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENT
  TRANSACTIONS:
  Net realized gain/(loss) on:
     Investments............................................   20,777             147,960
     Foreign currency transactions..........................       --              (1,000)
     Investments sold short.................................       --                  --
     Swap agreements........................................       --                  --
     Futures contracts......................................       --                  --
     Written options........................................       --                  --
  Change in net unrealized appreciation/(depreciation) on:
     Investments, foreign currency, written options and
      investments sold short................................   40,500            (142,082)
     Swap agreements........................................       --                  --
     Futures contracts......................................       --                  --
     Foreign forward currency contracts.....................       --                  --
     Translation of assets and liabilities in foreign
      currencies............................................       --                (131)
-------------------------------------------------------------------------------------------
  Net gain/(loss) on investment transactions................   61,277               4,747
-------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......  $61,323           $   6,258
-------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

   HARBOR                                                              HARBOR
  CAPITAL           HARBOR            HARBOR       HARBOR   HARBOR     SHORT        HARBOR
APPRECIATION   INTERNATIONAL II    INTERNATIONAL   VALUE     BOND     DURATION   MONEY MARKET
---------------------------------------------------------------------------------------------
 $   31,187         $ 2,468          $ 129,316     $3,457   $    --   $    --       $   --
     20,363             138             11,159        928    42,851    11,367        6,269
       (450)           (354)           (17,228)        --        (3)       --           --
---------------------------------------------------------------------------------------------
     51,100           2,252            123,247      4,385    42,848    11,367        6,269
     53,081             955             45,279        881     4,441       725          299
        408              14                313         12        62         3           23
        742             151              4,580        104       145        40           28
      2,254              97              1,843         93       328        17          170
        135              46                 97         38        62        57           26
         93               1                 53          1         6         2           --
        257              27                 16         26        73        34           35
         --               4                 --         --        --        --           --
         11               3                 13          3         5         3            2
         70              11                 52         12        16        12           11
---------------------------------------------------------------------------------------------
     57,051           1,309             52,246      1,170     5,138       893          594
         --            (129)            (3,396)        --    (1,334)     (361)        (120)
       (187)             (7)               (61)        (3)      (17)      (28)          (9)
---------------------------------------------------------------------------------------------
     56,864           1,173             48,789      1,167     3,787       504          465
         --              --                 --        236        --        --           --
---------------------------------------------------------------------------------------------
     (5,764)          1,079             74,458      2,982    39,061    10,863        5,804
  1,254,783           9,289            528,844      1,585     5,480      (943)           7
         --             229             (4,180)        --    (5,164)       --           --
         --              --                 --        437     1,864        --           --
         --              --                 --         --       368        --           --
         --              75                 --        706       (10)     (566)          --
         --              --                 --         --     1,045       (43)          --
   (601,183)         (2,057)          (368,787)      (837)    1,040       888           --
         --              --                 --         --      (595)       --           --
         --              --                 --       (915)      440        88           --
         --              --                 --         --      (207)       --           --
         --              21                424         --      (691)       --           --
---------------------------------------------------------------------------------------------
    653,600           7,557            156,301        976     3,570      (576)           7
---------------------------------------------------------------------------------------------
 $  647,836         $ 8,636          $ 230,759     $3,958   $42,631   $10,287       $5,811
---------------------------------------------------------------------------------------------

HARBOR FUND
STATEMENT OF CHANGES IN NET ASSETS
(All amounts in Thousands)

                                                               HARBOR                      HARBOR
                                                               GROWTH               INTERNATIONAL GROWTH
                                                      -------------------------   -------------------------
                                                      NOVEMBER 1,   NOVEMBER 1,   NOVEMBER 1,   NOVEMBER 1,
                                                         1999          1998          1999          1998
                                                        THROUGH       THROUGH       THROUGH       THROUGH
                                                      OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                                         2000          1999          2000          1999
-----------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS:
 Operations:
   Net investment income/(loss).....................   $     46      $   (572)    $    1,511    $   10,391
   Net realized gain/(loss) on investments, foreign
     currency transactions, investments sold short,
     swap agreements, futures contracts and written
     options........................................     20,777        11,014        146,960        99,609
   Net unrealized appreciation/(depreciation) of
     investments, written options, investments sold
     short, swap agreements, futures contracts,
     forward foreign currency contracts and
     translation of assets and liabilities in
     foreign currencies.............................     40,500        51,584       (142,213)      (19,524)
-----------------------------------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS.......................................     61,323        62,026          6,258        90,476
-----------------------------------------------------------------------------------------------------------
 Distributions to shareholders:
   Net investment income............................         --            --         (9,899)       (7,338)
   Net realized gain on investments.................    (10,441)       (8,237)       (98,795)      (18,126)
-----------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS..............    (10,441)       (8,237)      (108,694)      (25,464)
-----------------------------------------------------------------------------------------------------------
 Capital share transactions:
   Net proceeds from sale of shares.................    153,456        30,066        597,417       480,682
   Net asset value of shares issued in connection
     with reinvestment of:
     Dividends from net investment income...........         --            --          8,659         6,331
     Distributions from net realized gain on
       investments..................................     10,293         7,785         94,385        17,189
   Cost of shares reacquired........................    (84,281)      (34,421)      (733,456)     (364,953)
-----------------------------------------------------------------------------------------------------------
   NET INCREASE/(DECREASE) DERIVED FROM CAPITAL
     TRANSACTIONS...................................     79,468         3,430        (32,995)      139,249
-----------------------------------------------------------------------------------------------------------
   Net increase/(decrease) in net assets............    130,350        57,219       (135,431)      204,261
NET ASSETS:
 Beginning of period................................    145,249        88,030      1,382,513     1,178,252
-----------------------------------------------------------------------------------------------------------
 END OF PERIOD *....................................   $275,599      $145,249     $1,247,082    $1,382,513
-----------------------------------------------------------------------------------------------------------
 NUMBER OF CAPITAL SHARES:
 Sold...............................................      6,092         2,152         29,877        25,299
 Reinvested in payment of investment income
   dividends........................................         --            --            409           322
 Reinvested in payment of capital gain
   distributions....................................        475           648          4,459           876
 Reacquired.........................................     (3,484)       (2,657)       (36,012)      (19,407)
-----------------------------------------------------------------------------------------------------------
 Net increase/(decrease) in shares outstanding......      3,083           143         (1,267)        7,090
 Outstanding:
   Beginning of period..............................      8,290         8,147         72,280        65,190
-----------------------------------------------------------------------------------------------------------
   End of period....................................     11,373         8,290         71,013        72,280
-----------------------------------------------------------------------------------------------------------
*Includes undistributed/(over-distributed) net
 investment income of:                                 $     39      $     --     $      218    $    9,896

                                                               HARBOR                      HARBOR
                                                        CAPITAL APPRECIATION          INTERNATIONAL II
                                                      -------------------------   -------------------------
                                                      NOVEMBER 1,   NOVEMBER 1,   NOVEMBER 1,   NOVEMBER 1,
                                                         1999          1998          1999          1998
                                                        THROUGH       THROUGH       THROUGH       THROUGH
                                                      OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                                         2000          1999          2000          1999
----------------------------------------------------  -----------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS:
 Operations:
   Net investment income/(loss).....................  $   (5,764)   $   (2,903)    $  1,079      $  1,587
   Net realized gain/(loss) on investments, foreign
     currency transactions, investments sold short,
     swap agreements, futures contracts and written
     options........................................   1,254,783       742,363        9,593        13,307
   Net unrealized appreciation/(depreciation) of
     investments, written options, investments sold
     short, swap agreements, futures contracts,
     forward foreign currency contracts and
     translation of assets and liabilities in
     foreign currencies.............................    (601,183)    1,215,136       (2,036)       10,367
----------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS.......................................     647,836     1,954,596        8,636        25,261
----------------------------------------------------
 Distributions to shareholders:
   Net investment income............................          --        (7,562)      (1,349)       (1,621)
   Net realized gain on investments.................    (660,216)     (264,694)      (4,991)           --
----------------------------------------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS..............    (660,216)     (272,256)      (6,340)       (1,621)
----------------------------------------------------
 Capital share transactions:
   Net proceeds from sale of shares.................   3,522,668     2,000,011      102,142        63,196
   Net asset value of shares issued in connection
     with reinvestment of:
     Dividends from net investment income...........          --         6,770        1,258         1,537
     Distributions from net realized gain on
       investments..................................     619,790       242,192        4,739            --
   Cost of shares reacquired........................  (1,514,562)   (1,280,110)     (98,400)      (86,251)
----------------------------------------------------
   NET INCREASE/(DECREASE) DERIVED FROM CAPITAL
     TRANSACTIONS...................................   2,627,896       968,863        9,739       (21,518)
----------------------------------------------------
   Net increase/(decrease) in net assets............   2,615,516     2,651,203       12,035         2,122
NET ASSETS:
 Beginning of period................................   6,484,801     3,833,598      114,791       112,669
----------------------------------------------------
 END OF PERIOD *....................................  $9,100,317    $6,484,801     $126,826      $114,791
-----------------------------------------------------------------------------------------------------------
 NUMBER OF CAPITAL SHARES:
 Sold...............................................      67,564        47,912        6,768         4,982
 Reinvested in payment of investment income
   dividends........................................          --           177           87           126
 Reinvested in payment of capital gain
   distributions....................................      12,613         6,332          326            --
 Reacquired.........................................     (29,438)      (30,604)      (6,598)       (6,816)
----------------------------------------------------
 Net increase/(decrease) in shares outstanding......      50,739        23,817          583        (1,708)
 Outstanding:
   Beginning of period..............................     138,218       114,401        8,297        10,005
----------------------------------------------------
   End of period....................................     188,957       138,218        8,880         8,297
-----------------------------------------------------------------------------------------------------------
*Includes undistributed/(over-distributed) net
 investment income of:                                $       --    $       --     $     13      $  1,330

    The accompanying notes are an integral part of the financial statements.

              HARBOR                      HARBOR                      HARBOR                      HARBOR
           INTERNATIONAL                   VALUE                       BOND                   SHORT DURATION
     -------------------------   -------------------------   -------------------------   -------------------------
     NOVEMBER 1,   NOVEMBER 1,   NOVEMBER 1,   NOVEMBER 1,   NOVEMBER 1,   NOVEMBER 1,   NOVEMBER 1,   NOVEMBER 1,
        1999          1998          1999          1998          1999          1998          1999          1998
       THROUGH       THROUGH       THROUGH       THROUGH       THROUGH       THROUGH       THROUGH       THROUGH
     OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
        2000          1999          2000          1999          2000          1999          2000          1999
------------------------------------------------------------------------------------------------------------------
     $   74,458    $   88,209     $  2,982      $  2,856      $  39,061     $  30,440     $  10,863     $  11,151
        524,664       370,001        2,728        17,727          3,583       (11,903)       (1,552)       (1,844)
       (368,363)      442,102       (1,752)        3,794            (13)      (14,459)          976        (1,583)
------------------------------------------------------------------------------------------------------------------
        230,759       900,312        3,958        24,377         42,631         4,078        10,287         7,724
------------------------------------------------------------------------------------------------------------------
        (84,210)      (78,627)      (3,157)       (2,716)       (33,143)      (28,478)      (11,343)      (10,735)
       (371,384)     (312,498)     (15,960)      (17,840)            --       (21,226)           --            --
------------------------------------------------------------------------------------------------------------------
       (455,594)     (391,125)     (19,117)      (20,556)       (33,143)      (49,704)      (11,343)      (10,735)
------------------------------------------------------------------------------------------------------------------
        487,519       401,642       38,950        35,686        255,323       326,113       311,299       219,523
         71,586        65,949        3,063         2,561         28,899        24,008        11,254        10,652
        344,123       279,571       15,544        16,912             --        18,749            --            --
     (1,209,142)     (983,726)     (52,165)      (72,066)      (203,635)     (169,085)     (447,907)     (192,966)
------------------------------------------------------------------------------------------------------------------
       (305,914)     (236,564)       5,392       (16,907)        80,587       199,785      (125,354)       37,209
------------------------------------------------------------------------------------------------------------------
       (530,749)      272,623       (9,767)      (13,086)        90,075       154,159      (126,410)       34,198
      5,361,024     5,088,401      157,382       170,468        627,180       473,021       251,442       217,244
------------------------------------------------------------------------------------------------------------------
     $4,830,275    $5,361,024     $147,615      $157,382      $ 717,255     $ 627,180     $ 125,032     $ 251,442
------------------------------------------------------------------------------------------------------------------
         12,029        10,432        2,919         2,299         23,549        29,142        36,609        25,518
          1,770         1,781          231           172          2,682         2,189         1,326         1,240
          8,510         7,552        1,179         1,182             --         1,667            --            --
        (29,830)      (25,575)      (3,916)       (4,644)       (18,861)      (15,202)      (52,625)      (22,376)
------------------------------------------------------------------------------------------------------------------
         (7,521)       (5,810)         413          (991)         7,370        17,796       (14,690)        4,382
        131,841       137,651       10,219        11,210         57,829        40,033        29,384        25,002
------------------------------------------------------------------------------------------------------------------
        124,320       131,841       10,632        10,219         65,199        57,829        14,694        29,384
------------------------------------------------------------------------------------------------------------------
     $   50,361    $   75,231     $     47      $    372      $   2,316     $   2,285     $      61     $     541

              HARBOR
           MONEY MARKET
     -------------------------
     NOVEMBER 1,   NOVEMBER 1,
        1999          1998
       THROUGH       THROUGH
     OCTOBER 31,   OCTOBER 31,
        2000          1999
---  -------------------------
      $   5,804     $   4,494
              7            (9)
             --            --
---
          5,811         4,485
---
         (5,811)       (4,485)
             --            --
---
         (5,811)       (4,485)
---
        126,557       124,631
          5,577         4,247
             --            --
       (123,506)     (131,889)
---
          8,628        (3,011)
---
          8,628        (3,011)
         97,265       100,276
---
      $ 105,893     $  97,265
------------------------------------------------------------------------------------------------------------------
        126,557       124,631
          5,577         4,247
             --            --
       (123,506)     (131,889)
---
          8,628        (3,011)
         97,265       100,276
---
        105,893        97,265
------------------------------------------------------------------------------------------------------------------
      $      --     $      56

HARBOR FUND FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

                                                                  INCOME FROM INVESTMENT OPERATIONS
                                                            ----------------------------------------------
                                                                                     NET REALIZED AND
                                                                                UNREALIZED GAINS/(LOSSES)
                                                                                     ON INVESTMENTS,
                                                                                FUTURES CONTRACTS, WRITTEN
                                               NET ASSET                        OPTIONS, SWAP AGREEMENTS,
                                                 VALUE           NET              INVESTMENTS SOLD SHORT      TOTAL FROM
                                               BEGINNING     INVESTMENT            AND FOREIGN CURRENCY       INVESTMENT
             YEAR/PERIOD ENDED                 OF PERIOD    INCOME/(LOSS)               CONTRACTS             OPERATIONS
------------------------------------------------------------------------------------------------------------------------
HARBOR GROWTH FUND(1)
October 31, 2000...........................     $17.52          $  --                     $ 7.90                $ 7.90
October 31, 1999...........................      10.81           (.07)                      7.85                  7.78
October 31, 1998...........................      14.20           (.04)                     (1.07)                (1.11)
October 31, 1997...........................      16.00             --                       2.30                  2.30
October 31, 1996...........................      15.73           (.08)(e)                   2.20                  2.12
------------------------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL GROWTH FUND
October 31, 2000...........................     $19.13          $ .01                     $ (.06)               $ (.05)
October 31, 1999...........................      18.07            .14                       1.30                  1.44
October 31, 1998...........................      16.15            .11                       2.52                  2.63
October 31, 1997...........................      15.35            .12                       1.12                  1.24
October 31, 1996...........................      12.10            .14(e)                    3.22                  3.36
------------------------------------------------------------------------------------------------------------------------
HARBOR CAPITAL APPRECIATION FUND
October 31, 2000...........................     $46.92          $  --                     $ 5.84                $ 5.84
October 31, 1999...........................      33.51           (.02)                     15.78                 15.76
October 31, 1998...........................      34.01            .07                       4.35                  4.42
October 31, 1997...........................      25.88            .06                       8.95                  9.01
October 31, 1996...........................      23.20            .02                       3.00                  3.02
------------------------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL FUND II
October 31, 2000...........................     $13.83          $ .01(c)                  $ 1.23                $ 1.24
October 31, 1999...........................      11.26            .18(c)                    2.54                  2.72
October 31, 1998...........................      12.14            .12(c)                    (.37)                 (.25)
October 31, 1997...........................      10.47            .10(c)                    1.63                  1.73
October 31, 1996(2)........................      10.00            .01(c)                     .46                   .47
------------------------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL FUND
October 31, 2000...........................     $40.66          $ .48(c)                  $ 1.22                $ 1.70
October 31, 1999...........................      36.97            .67(c)                    5.90                  6.57
October 31, 1998...........................      35.84            .51(c)                    1.92                  2.43
October 31, 1997...........................      31.21            .41(c)                    5.44                  5.85
October 31, 1996...........................      26.93            .41(c)                    4.41                  4.82
------------------------------------------------------------------------------------------------------------------------
HARBOR VALUE FUND
October 31, 2000...........................     $15.40          $ .27                     $  .08                $  .35
October 31, 1999...........................      15.21            .27                       1.80                  2.07
October 31, 1998...........................      18.17            .27                        .79                  1.06
October 31, 1997...........................      16.04            .34                       4.13                  4.47
October 31, 1996...........................      14.57            .40                       2.74                  3.14
------------------------------------------------------------------------------------------------------------------------


                                                          LESS DISTRIBUTIONS
                                             --------------------------------------------
                                             DIVIDENDS      DISTRIBUTIONS      IN EXCESS
                                              FROM NET         FROM NET          OF NET
                                             INVESTMENT        REALIZED        INVESTMENT
             YEAR/PERIOD ENDED                 INCOME      CAPITAL GAINS(D)      INCOME
------------------------------------------------------------------------------------------------------------------------
HARBOR GROWTH FUND(1)
October 31, 2000...........................    $  --            $(1.19)          $  --
October 31, 1999...........................       --             (1.07)             --
October 31, 1998...........................       --             (2.28)             --
October 31, 1997...........................       --             (4.10)             --
October 31, 1996...........................       --             (1.85)             --
------------------------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL GROWTH FUND
October 31, 2000...........................    $(.14)           $(1.38)          $  --
October 31, 1999...........................     (.11)             (.27)             --
October 31, 1998...........................     (.12)             (.59)             --
October 31, 1997...........................     (.08)             (.36)             --
October 31, 1996...........................     (.11)               --              --
------------------------------------------------------------------------------------------------------------------------
HARBOR CAPITAL APPRECIATION FUND
October 31, 2000...........................    $  --            $(4.60)          $  --
October 31, 1999...........................     (.07)            (2.28)             --
October 31, 1998...........................     (.07)            (4.85)             --
October 31, 1997...........................     (.02)             (.86)             --
October 31, 1996...........................     (.03)             (.31)             --
------------------------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL FUND II
October 31, 2000...........................    $(.17)           $ (.62)          $  --
October 31, 1999...........................     (.15)               --              --
October 31, 1998...........................     (.10)             (.53)             --
October 31, 1997...........................     (.02)             (.04)             --
October 31, 1996(2)........................       --                --              --
------------------------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL FUND
October 31, 2000...........................    $(.65)           $(2.86)          $  --
October 31, 1999...........................     (.58)            (2.30)             --
October 31, 1998...........................     (.40)             (.90)             --
October 31, 1997...........................     (.42)             (.80)             --
October 31, 1996...........................     (.41)             (.13)             --
------------------------------------------------------------------------------------------------------------------------
HARBOR VALUE FUND
October 31, 2000...........................    $(.30)           $(1.57)          $  --
October 31, 1999...........................     (.25)            (1.63)             --
October 31, 1998...........................     (.28)            (3.74)             --
October 31, 1997...........................     (.34)            (2.00)             --
October 31, 1996...........................     (.40)            (1.27)             --
------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                                RATIO OF          RATIO OF
                                                             RATIO OF          ADVISER OR         OPERATING          RATIO OF
                    NET ASSET                                OPERATING       SUBADVISER FEES   EXPENSES NET OF   INTEREST/DIVIDEND
                      VALUE               NET ASSETS         EXPENSES          NOT IMPOSED     ALL OFFSETS TO         EXPENSE
        TOTAL          END      TOTAL    END OF PERIOD      TO AVERAGE         TO AVERAGE          AVERAGE          TO AVERAGE
    DISTRIBUTIONS   OF PERIOD   RETURN      (000S)       NET ASSETS (%)(3)   NET ASSETS (%)    NET ASSETS (%)     NET ASSETS (%)
----------------------------------------------------------------------------------------------------------------------------------
       $(1.19)       $24.23     45.92%    $  275,599             .88%               --%              .87%               --%
        (1.07)        17.52     76.51        145,249             .90                --               .90                --
        (2.28)        10.81     (8.73)        88,030            1.00                --              1.00                --
        (4.10)        14.20     18.64        104,568            1.12                --              1.12                --
        (1.85)        16.00     14.84        113,511             .93                --               .92                --
----------------------------------------------------------------------------------------------------------------------------------
       $(1.52)       $17.56     (1.58)%   $1,247,082             .89%               --%              .89%               --%
         (.38)        19.13      7.87      1,382,513             .91                --               .91                --
         (.71)        18.07     16.96      1,178,252             .96                --               .96                --
         (.44)        16.15      8.13        918,950            1.02                --              1.02                --
         (.11)        15.35     27.86        478,969            1.11                --              1.10                --
----------------------------------------------------------------------------------------------------------------------------------
       $(4.60)       $48.16     12.26%    $9,100,317             .64%               --%              .64%               --%
        (2.35)        46.92     48.59      6,484,801             .66                --               .66                --
        (4.92)        33.51     15.72      3,833,598             .68                --               .68                --
         (.88)        34.01     35.73      2,798,404             .70                --               .70                --
         (.34)        25.88     13.22      1,583,215             .75                --               .75                --
----------------------------------------------------------------------------------------------------------------------------------
       $ (.79)       $14.28      8.81%(f)  $  126,826            .93%(c)           .10%              .92%               --%
         (.15)        13.83     24.37(f)     114,791             .92(c)            .10               .92                --
         (.63)        11.26     (1.98)(f)     112,669           1.15(c)            .10              1.15                --
         (.06)        12.14     16.64(f)     134,957             .99(c)            .20               .98                --
           --         10.47      4.70(b,f)      12,573          1.46(a,c)          .26(a)           1.44(a)             --
----------------------------------------------------------------------------------------------------------------------------------
       $(3.51)       $38.85      3.74%(f)  $4,830,275            .92%(c)           .06%              .92%               --%
        (2.88)        40.66     18.54(f)   5,361,024             .92(c)            .06               .92                --
        (1.30)        36.97      6.97(f)   5,088,401             .94(c)            .06               .94                --
        (1.22)        35.84     19.26(f)   5,090,048             .97(c)            .05               .97                --
         (.54)        31.21     18.17(f)   4,030,127             .99(c)            .05               .99                --
----------------------------------------------------------------------------------------------------------------------------------
       $(1.87)       $13.88      3.07%    $  147,615             .80%               --%              .80%              .16%(g)
        (1.88)        15.40     14.60        157,382             .76                --               .76                --
        (4.02)        15.21      6.69        170,468             .79                --               .79                --
        (2.34)        18.17     31.08        161,359             .83                --               .83                --
        (1.67)        16.04     23.08        112,109             .83                --               .83                --
----------------------------------------------------------------------------------------------------------------------------------


        RATIO OF
     NET INVESTMENT
         INCOME
       TO AVERAGE      PORTFOLIO
     NET ASSETS (%)   TURNOVER (%)
----------------------------------------------------------------------------------------------------------------------------------
           .02%           12.64%
          (.54)           13.05
          (.30)           23.40
          (.47)          147.37
          (.50)           87.97
----------------------------------------------------------------------------------------------------------------------------------
           .10%          102.56%
           .78            48.34
           .62            85.15
           .91            76.19
           .99            55.17
----------------------------------------------------------------------------------------------------------------------------------
          (.07)%          85.66%
          (.05)           68.14
           .24            69.56
           .23            72.80
           .11            73.69
----------------------------------------------------------------------------------------------------------------------------------
           .85%(c)        64.93%
          1.36(c)         51.84
           .86(c)         70.34
          1.33(c)         57.61
           .40(a,c)        2.61(a)
----------------------------------------------------------------------------------------------------------------------------------
          1.40%(c)        10.33%
          1.65(c)          4.01
          1.27(c)         13.66
          1.20(c)          6.39
          1.42(c)          9.73
----------------------------------------------------------------------------------------------------------------------------------
          2.05%          105.92%
          1.65           110.21
          1.67           113.55
          1.98           145.85
          2.65           132.39
----------------------------------------------------------------------------------------------------------------------------------

See page 43 for notes to the Financial Highlights.

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

                                                     INCOME FROM INVESTMENT OPERATIONS
                                                --------------------------------------------
                                                                      NET REALIZED AND
                                                                  UNREALIZED GAINS/(LOSSES)
                                                                       ON INVESTMENTS,
                                                                 FUTURES CONTRACTS, WRITTEN
                                   NET ASSET                      OPTIONS, SWAP AGREEMENTS,
                                     VALUE           NET           INVESTMENTS SOLD SHORT       TOTAL FROM
                                   BEGINNING     INVESTMENT         AND FOREIGN CURRENCY        INVESTMENT
       YEAR/PERIOD ENDED           OF PERIOD    INCOME/(LOSS)             CONTRACTS             OPERATIONS
----------------------------------------------------------------------------------------------------------
HARBOR BOND FUND
October 31, 2000...............     $10.85          $.57(c)                 $ .15                 $ .72
October 31, 1999...............      11.82           .58(c)                  (.49)                  .09
October 31, 1998...............      11.57           .61(c)                   .53                  1.14
October 31, 1997...............      11.28           .68(c)                   .30                   .98
October 31, 1996...............      11.21           .72(c)                   .09                   .81
----------------------------------------------------------------------------------------------------------
HARBOR SHORT DURATION FUND
October 31, 2000...............     $ 8.56          $.55(c)                 $(.04)                $ .51
October 31, 1999...............       8.69           .46(c)                  (.15)                  .31
October 31, 1998...............       8.66           .48(c)                   .09                   .57
October 31, 1997...............       8.79           .45(c,e)                 .01                   .46
October 31, 1996...............       8.82           .63(c)                  (.02)                  .61
----------------------------------------------------------------------------------------------------------
HARBOR MONEY MARKET FUND
October 31, 2000...............     $ 1.00          $.06(c)                 $  --                 $ .06
October 31, 1999...............       1.00           .05(c)                    --                   .05
October 31, 1998...............       1.00           .05(c)                    --                   .05
October 31, 1997...............       1.00           .02(c)                    --                   .02
October 31, 1996...............       1.00           .05(c)                    --                   .05
----------------------------------------------------------------------------------------------------------


                                              LESS DISTRIBUTIONS
                                 --------------------------------------------
                                 DIVIDENDS      DISTRIBUTIONS      IN EXCESS
                                  FROM NET         FROM NET          OF NET
                                 INVESTMENT        REALIZED        INVESTMENT
       YEAR/PERIOD ENDED           INCOME      CAPITAL GAINS(D)      INCOME
----------------------------------------------------------------------------------------------------------
HARBOR BOND FUND
October 31, 2000...............    $(.57)           $   --           $  --
October 31, 1999...............     (.55)             (.51)             --
October 31, 1998...............     (.66)             (.23)             --
October 31, 1997...............     (.69)               --              --
October 31, 1996...............     (.74)               --              --
----------------------------------------------------------------------------------------------------------
HARBOR SHORT DURATION FUND
October 31, 2000...............    $(.56)           $   --           $  --
October 31, 1999...............     (.44)               --              --
October 31, 1998...............     (.54)               --              --
October 31, 1997...............     (.59)               --              --
October 31, 1996...............     (.60)               --            (.04)
----------------------------------------------------------------------------------------------------------
HARBOR MONEY MARKET FUND
October 31, 2000...............    $(.06)           $   --           $  --
October 31, 1999...............     (.05)               --              --
October 31, 1998...............     (.05)               --              --
October 31, 1997...............     (.02)               --              --
October 31, 1996...............     (.05)               --              --
----------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                                 RATIO OF            RATIO OF
                                                              RATIO OF          ADVISER OR          OPERATING
                     NET ASSET                                OPERATING       SUBADVISER FEES    EXPENSES NET OF
                       VALUE               NET ASSETS         EXPENSES          NOT IMPOSED       ALL OFFSETS TO
         TOTAL          END      TOTAL    END OF PERIOD      TO AVERAGE         TO AVERAGE           AVERAGE
     DISTRIBUTIONS   OF PERIOD   RETURN      (000S)       NET ASSETS (%)(3)    NET ASSETS(%)      NET ASSETS(%)
------------------------------------------------------------------------------------------------------------------
        $ (.57)       $11.00      6.95%(f)   $717,255         .60%(c)               .21%               .60%
         (1.06)        10.85      0.85(f)    627,180          .61(c)                .21                .60
          (.89)        11.82     10.33(f)    473,021          .65(c)                .22                .65
          (.69)        11.57      8.96(f)    362,594          .67(c)                .23                .67
          (.74)        11.28      7.56(f)    279,849          .70(c)                .24                .70
------------------------------------------------------------------------------------------------------------------
        $ (.56)       $ 8.51      6.21%(f)   $125,032         .29%(c)               .20%               .28%
          (.44)         8.56      3.68(f)    251,442          .28(c)                .20                .28
          (.54)         8.69      6.81(f)    217,244          .36(c)                .20                .36
          (.59)         8.66      5.48(f)    162,476          .38(c)                .20                .36
          (.64)         8.79      7.24(f)    182,292          .35(c)                .20                .33
------------------------------------------------------------------------------------------------------------------
        $ (.06)       $ 1.00      5.99%(f)   $105,893         .48%(c)               .12%               .47%
          (.05)         1.00      4.82(f)     97,265          .46(c)                .12                .46
          (.05)         1.00      5.20(f)    100,276          .57(c)                .12                .57
          (.02)         1.00      5.11(f)     73,540          .63(c)                .12                .62
          (.05)         1.00      5.08(f)     65,991          .64(c)                .12                .64
------------------------------------------------------------------------------------------------------------------


         RATIO OF           RATIO OF
     INTEREST/DIVIDEND   NET INVESTMENT
          EXPENSE            INCOME
        TO AVERAGE         TO AVERAGE      PORTFOLIO
      NET ASSETS (%)     NET ASSETS (%)   TURNOVER (%)
------------------------------------------------------------------------------------------------------------------
             --%           6.16%(c)           494.12%
             --            5.35(c)            271.14
             --            5.41(c)            278.06
             --            6.04(c)            252.37
             --            6.40(c)            192.64
------------------------------------------------------------------------------------------------------------------
             --%           6.00%(c)           477.75%
             --            5.36(c)            577.88
             --            5.51(c)            726.92
            .64(h)         5.14(c)          1,518.68
           1.26(h)         6.84(c)          1,277.82
------------------------------------------------------------------------------------------------------------------
             --%           5.88%(c)              N/A
             --            4.73(c)               N/A
             --            5.08(c)               N/A
             --            4.97(c)               N/A
             --            4.85(c)               N/A
------------------------------------------------------------------------------------------------------------------

1 Effective May 2, 1997, Harbor Growth Fund appointed Emerging Growth Advisors, Inc. as its Subadviser.
2 For the period June 1, 1996 (commencement of operations) through October 31, 1996.
3 Percentage does not reflect reduction for credit balance arrangements.
a Annualized.
b Unannualized.
c Reflects the Adviser's or Subadviser's agreement not to impose all or a portion of its management fees.
d Includes both short-term and long-term capital gains.
e Based on monthly average of shares outstanding during the fiscal year.
f The total returns would have been lower had certain expenses not been waived during the periods shown.
g Dividend expense from investments sold short.
h Interest expense from investments sold short.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--OCTOBER 31, 2000

NOTE 1--ORGANIZATIONAL MATTERS

     Harbor Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-ended investment company, consisting of a series of nine diversified investment portfolios (each series a "Fund", collectively, the "Funds"), each of which is represented by a separate series of shares of beneficial interest and having an unlimited number of shares authorized. As of October 31, 2000, the Trust consisted of the following funds: Harbor Growth Fund, Harbor International Growth Fund, Harbor Capital Appreciation Fund, Harbor International Fund II, Harbor International Fund, Harbor Value Fund, Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The policies are in conformity with generally accepted accounting principles for investment companies.

SECURITY VALUATION

     Equity securities are valued at the last sale price on an exchange or the National Association of Securities Dealers Automated Quotation ("NASDAQ") system or, in the case of unlisted securities or listed securities for which there were no sales on the valuation day, the mean between the closing bid and asked price. Securities listed or traded on foreign exchanges are valued at the last sale price on that exchange on the valuation day, or if no sale occurs, at the official bid price (both the last sale price and official bid price are determined as of the close of the London Foreign Exchange).

     Except for Harbor Money Market Fund, debt securities, other than short-term securities with a remaining maturity of less than sixty days, are valued at prices furnished by a pricing service, or as otherwise described below, selected by the Adviser, which determines valuation for normal institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term securities with a remaining maturity of less than sixty days are stated at amortized cost which approximates value. Open futures contracts are valued based on the last sale price on the exchange on which such futures are principally traded.

     Securities for which there are no such prices or for which prices are deemed by the Adviser or Subadviser not to be representative of market values, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. The actual calculation of fair market value may be done by others including the Adviser and Subadviser.

     Securities of the Harbor Money Market Fund are valued utilizing the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act of 1940, as amended, and the Fund's Rule 2a-7 procedures.

FUTURES CONTRACTS

     A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED
     Consistent with its investment policies, each Fund (excluding the Money Market Fund) may use futures contracts to manage its exposure to the stock and bond markets and to fluctuations in currency values. Futures contracts tend to increase or decrease the Fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the contracts' terms. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. See Portfolio of Investments for open futures contracts held as of October 31, 2000.

OPTIONS

     Consistent with its investment policies, each Fund (excluding the Money Market Fund) may use option contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Option contracts tend to increase or decrease the Fund's exposure to the underlying instrument, or hedge other fund investments.

     When a Fund purchases an option, the premium paid by the Fund is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently "marked-to-market" to reflect the option's current market value. Purchased options are valued at the last sale price on the market on which they are principally traded. If the purchased option expires, the Fund realizes a loss in the amount of the premium. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

     When a Fund writes an option, the premium received by the Fund is presented in the Fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. Written options are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which it is principally traded. If an option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

     The risk in writing a call option is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts' terms. See Note 3 for all outstanding written options as of October 31, 2000.

SWAP AGREEMENTS

     To the extent permitted under their respective investment policies, Harbor Bond Fund and Harbor Short Duration Fund may invest in swap agreements which involve the exchange of cash payments based on the specified terms and conditions of such agreements. A swap is an agreement to exchange the return generated by one investment for the return generated by another instrument. The value of each swap is determined by the counterparty to the swap agreement using a methodology which discounts the expected future cash receipts or disbursements related to the swap. The Fund may also enter into interest rate swap agreements which involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). Interest rate

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED swaps are "marked-to-market" daily. Unrealized gains or losses are reported as an asset or a liability in the Statement of Assets and Liabilities. The cash paid or received on a swap is recognized as a realized loss or gain when such a payment is paid or received.

     Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk, and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in market conditions or interest rates.

TBA/WHEN-ISSUED PURCHASE COMMITMENTS

     Harbor Bond Fund may enter into TBA (to be announced) and when-issued purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price for a TBA has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2.0% from the principal amount. The price of a when-issued security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated.

     The Fund holds, and maintains until the settlement date, cash or liquid securities in an amount sufficient to meet the purchase price. TBA and when-issued purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Unsettled TBA and when-issued purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation" above.

     Although the Fund will generally enter into TBA and when-issued purchase commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Fund's Subadviser deems it appropriate to do so.

TBA SALE COMMITMENTS

     Harbor Bond Fund may enter into TBA sale commitments to hedge portfolio positions or to sell mortgage-backed securities owned under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date.

     Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain and loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date on which the commitment was entered.

SHORT SALES

     Harbor Value Fund, Harbor Bond Fund and Harbor Short Duration Fund may engage in short-selling which obligates the Fund to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest or dividends and may be required to pay a premium. The Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until the Fund replaces the borrowed security, it will maintain a segregated account of cash or liquid

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED securities with its custodian sufficient to cover its short position. Short sales involve the risk of an unlimited increase in the market price of a security.

FOREIGN FORWARD CURRENCY CONTRACTS

     Consistent with its investment policies, each Fund (excluding the Money Market Fund) may enter into forward foreign currency contracts to facilitate transactions in foreign securities or as a hedge against either specific transactions or portfolio positions. A foreign forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of the contracts is determined using forward currency exchange rates supplied by a pricing service. The contract is "marked-to-market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management of the Fund believes the likelihood of such loss is remote.

FOREIGN CURRENCY TRANSLATIONS

     The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

     Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements with certain banks and broker dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Trust's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. The value of the underlying assets at the time of purchase is required to be at least equal to the repurchase price to protect the Fund in the event of default by the seller.

SECURITIES TRANSACTIONS

     Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

INVESTMENT INCOME

     Dividends declared are accrued on the ex-dividend date. For Harbor International Growth Fund, Harbor International Fund II and Harbor International Fund, certain dividends are recorded after the ex-dividend date, but as soon as the Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

DISTRIBUTION TO SHAREHOLDERS

     Distributions are recorded on the ex-dividend date.

EXPENSES

     Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocations of direct expense to each Fund can be otherwise fairly made.

DEFERRED ORGANIZATION COSTS

     Certain costs incurred by Harbor International Fund II in connection with its organization and its registration with the Securities and Exchange Commission and with various states aggregated approximately $21. These costs are being amortized on a straight-line basis over a five-year period from the commencement of operations of the Fund.

FEDERAL TAXES

     Each Fund is treated as a separate entity for federal tax purposes. Each Fund's policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

NOTE 3--INVESTMENT PORTFOLIO TRANSACTIONS

     Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2000 were as follows:

                                                                       PURCHASES                       SALES
                                                                ------------------------      ------------------------
                                                                   U.S.                          U.S.
                            FUND                                GOVERNMENT      OTHER         GOVERNMENT      OTHER
                            ----                                ----------      -----         ----------      -----
Harbor Growth Fund..........................................    $       --    $   79,001      $       --    $   28,543
Harbor International Growth Fund............................            --     1,481,824              --     1,607,416
Harbor Capital Appreciation Fund............................            --     9,302,111              --     7,258,709
Harbor International Fund II................................            --        84,949              --        79,115
Harbor International Fund...................................            --       577,835              --     1,066,039
Harbor Value Fund...........................................            --       138,728              --       144,124
Harbor Bond Fund............................................     4,025,025       213,873       3,720,957       196,638
Harbor Short Duration Fund..................................       679,353       106,788         733,083       109,595

     The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 3--INVESTMENT PORTFOLIO TRANSACTIONS--CONTINUED

REDEMPTION IN-KIND TRANSACTIONS

     For the year ended October 31, 2000, Harbor Capital Appreciation Fund realized gains of $42,036 from in-kind redemptions of Fund shares.

WRITTEN OPTIONS

     Transactions in written options for the year ended October 31, 2000 are summarized as follows:

                                                      OPTIONS WRITTEN            OPTIONS WRITTEN             OPTIONS WRITTEN
                                                  -----------------------    ------------------------    ------------------------
                                                    EURODOLLAR FUTURES             EURO FUTURES                U.S. DOLLAR
                                                  -----------------------    ------------------------    ------------------------
                                                  NUMBER OF    AGGREGATE     NUMBER OF     AGGREGATE     NUMBER OF     AGGREGATE
                                                  CONTRACTS    FACE VALUE    CONTRACTS     FACE VALUE    CONTRACTS     FACE VALUE
                                                  ---------    ----------    ---------     ----------    ---------     ----------
HARBOR BOND FUND
  Options outstanding at beginning of year......      293       E$   733             --     E    --              --     $    --
  Options opened................................    1,135          2,838      6,400,000       6,400       6,400,000       6,400
  Options closed/expired........................     (854)        (2,135)    (6,400,000)     (6,400)     (6,400,000)     (6,400)
                                                    -----       --------     ----------     -------      ----------     -------
  Open at 10/31/2000............................      574       E$ 1,436             --     E    --              --     $    --
                                                    =====       ========     ==========     =======      ==========     =======

                                                                  OPTIONS WRITTEN
                                                              -----------------------        OPTIONS WRITTEN
                                                                 FEDERAL HOME LOAN       -----------------------
                                                                  MORTGAGE CORP.          U.S. TREASURY FUTURES
                                                              -----------------------    -----------------------
                                                              NUMBER OF    AGGREGATE     NUMBER OF    AGGREGATE
                                                              CONTRACTS    FACE VALUE    CONTRACTS    FACE VALUE
                                                              ---------    ----------    ---------    ----------
HARBOR BOND FUND
  Options outstanding at beginning of year..................     180        $ 18,000         773       $   773
  Options opened............................................      --              --       3,193         3,193
  Options closed/expired....................................    (180)        (18,000)     (3,453)       (3,453)
                                                                ----        --------      ------       -------
  Open at 10/31/2000........................................      --        $     --         513       $   513
                                                                ====        ========      ======       =======

                                                                  OPTIONS WRITTEN             OPTIONS WRITTEN
                                                              -----------------------    -------------------------
                                                               JAPANESE YEN FUTURES            SWAP OPTIONS*
                                                              -----------------------    -------------------------
                                                              NUMBER OF    AGGREGATE      NUMBER OF     AGGREGATE
                                                              CONTRACTS    FACE VALUE     CONTRACTS     FACE VALUE
                                                              ---------    ----------     ---------     ----------
HARBOR BOND FUND
  Options outstanding at beginning of year..................       --      Y      --              --     Y     --
  Options opened............................................    1,808        188,000     424,400,263      450,700
  Options closed/expired....................................   (1,800)      (180,000)    (24,400,263)     (50,700)
                                                               ------      ---------     -----------     --------
  Open at 10/31/2000........................................        8      Y   8,000     400,000,000     Y400,000
                                                               ======      =========     ===========     ========

                                                                  OPTIONS WRITTEN
                                                              -----------------------
                                                                EURODOLLAR FUTURES
                                                              -----------------------
                                                              NUMBER OF    AGGREGATE
                                                              CONTRACTS    FACE VALUE
                                                              ---------    ----------
HARBOR SHORT DURATION FUND
  Options outstanding at beginning of year..................      --        E$   --
  Options opened............................................     675          1,688
  Options closed/expired....................................    (225)          (563)
                                                                ----        -------
  Open at 10/31/2000........................................     450        E$1,125
                                                                ====        =======

------------

* Swap Option transactions were in U.S.$ and Japanese Yen (Y) with Japanese Yen outstanding at year end.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 4--FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER

     Harbor Capital Advisors, Inc. ("Harbor Capital"), an indirect wholly-owned subsidiary of Owens-Illinois, Inc., is the Trust's Investment Adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the year ended October 31, 2000. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

                                                                  ANNUAL
                                                                PERCENTAGE     FEES
                            FUND                                   RATE       EARNED
                            ----                                ----------    ------
Harbor Growth Fund..........................................       0.75%      $ 1,926
Harbor International Growth Fund............................       0.75        11,241
Harbor Capital Appreciation Fund............................       0.60        53,081
Harbor International Fund II................................       0.75           955
Harbor International Fund...................................       0.85        45,279
Harbor Value Fund...........................................       0.60           881
Harbor Bond Fund............................................       0.70         4,441
Harbor Short Duration Fund..................................       0.40           725
Harbor Money Market Fund....................................       0.30           299

     Harbor Capital has from time to time agreed not to impose all or a portion of its advisory fees and bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. During the year ended October 31, 2000, Harbor Capital agreed not to impose advisory fees of $129, $3,396, $1,334, $361 and $120 relating to Harbor International Fund II, Harbor International Fund, Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund, respectively.

     The Trust reimburses Harbor Capital for certain legal expenses incurred by Harbor Capital with respect to the Trust. Such amounts aggregated $44 for the year ended October 31, 2000.

DISTRIBUTOR

     HCA Securities, Inc., a wholly-owned subsidiary of Harbor Capital Advisors, Inc., is the distributor for Harbor Fund shares. Harbor Fund does not reimburse the distributor for expenses.

SHAREHOLDERS

     On October 31, 2000, Harbor Capital Advisors, Inc., HCA Securities, Inc., Harbor Transfer, Inc., and various employee benefit plans of Owens-Illinois, Inc. held the following shares of beneficial interest in the Funds:

                                                                 HARBOR CAPITAL,
                                                                HCA SECURITIES AND      BENEFIT PLANS OF
                            FUND                                 HARBOR TRANSFER      OWENS-ILLINOIS, INC.
                            ----                                ------------------    --------------------
Harbor Growth Fund..........................................          36,440                3,749,573
Harbor International Growth Fund............................          40,354                1,057,028
Harbor Capital Appreciation Fund............................           1,275                2,816,633
Harbor International Fund II................................         228,101                  212,170
Harbor International Fund...................................             472                1,500,613
Harbor Value Fund...........................................           6,748                3,466,078
Harbor Bond Fund............................................          11,242                2,643,275
Harbor Short Duration Fund..................................         313,268               11,866,889
Harbor Money Market Fund....................................          39,326               26,770,427

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 4--FEES AND OTHER TRANSACTIONS WITH AFFILIATES--CONTINUED

TRANSFER AGENT

     Harbor Transfer, Inc., a wholly-owned subsidiary of Harbor Capital Advisors, Inc., is the shareholder servicing agent for the Funds. Fees incurred for these transfer agent services for the year ended October 31, 2000 totaled $5,455.

"NON-INTERESTED" TRUSTEES

     The fees and expenses of the non-interested Trustees allocated to each Fund are shown on each Fund's Statement of Operations. Trustees' fees and expenses for all Funds aggregated $174 for the year ended October 31, 2000.

CUSTODIAN

     Payments to the custodian have been reduced by balance credits applied to each portfolio for the year ended October 31, 2000. For the Harbor Growth Fund, Harbor International Growth Fund, Harbor Capital Appreciation Fund, Harbor International Fund II, Harbor International Fund, Harbor Value Fund, Harbor Bond Fund, Harbor Short Duration Fund, and Harbor Money Market Fund the reduction amounted to $9, $48, $187, $7, $61, $3, $17, $28 and $9, respectively. The Funds could have invested a portion of the assets utilized in connection with balance credit arrangements in an income producing asset if the Funds had not entered into such arrangements.

NOTE 5--TAX INFORMATION

     The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Funds' capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The calculation of net investment income or loss per share in the Financial Highlights exclude the following amounts reclassified for the year ended October 31, 2000:

                                                                UNDISTRIBUTED     ACCUMULATED
                                                                NET INVESTMENT    NET REALIZED
                            FUND                                INCOME/(LOSS)     GAIN/(LOSS)     PAID-IN CAPITAL
                            ----                                --------------    ------------    ---------------
Harbor Growth Fund..........................................       $     (7)       $  (3,359)        $  3,366
Harbor International Growth Fund............................         (1,290)         (46,190)          47,480
Harbor Capital Appreciation Fund............................          5,764         (150,812)         145,048
Harbor International Fund II................................         (1,047)          (3,142)           4,189
Harbor International Fund...................................        (15,118)         (60,390)          75,508
Harbor Value Fund...........................................           (150)            (102)             252
Harbor Bond Fund............................................         (5,887)           5,887               --
Harbor Short Duration Fund..................................             --               --               --
Harbor Money Market Fund....................................            (56)              16               40

     At October 31, 2000 Harbor Short Duration Fund had capital loss carryforwards of approximately $24,750, which may be available to offset future realized capital gains, if any; $3,937, $13,538, $1,182, $2,216, $2,223 and
$1,654 will expire on October 31, 2001, October 31, 2002, October 31, 2004, October 31, 2005, October 31, 2007 and October 31, 2008, respectively.

     At October 31, 2000 Harbor Money Market Fund had a capital loss carryforward of approximately $2, which may be available to offset future realized capital gains, if any, and will expire on October 31, 2007.

     The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 5--TAX INFORMATION--CONTINUED
October 31, 2000, along with long-term capital gains and the amount of long-term capital gains per share paid on December 31, 1999 were as follows:

                                                                                                                LONG-TERM
                                                           GROSS UNREALIZED           NET UNREALIZED          CAPITAL GAINS
                                                    ------------------------------    APPRECIATION/     -------------------------
            FUND                 IDENTIFIED COST    APPRECIATION    (DEPRECIATION)    (DEPRECIATION)    ($000S)     ($ PER SHARE)
            ----                 ---------------    ------------    --------------    --------------    -------     -------------
Harbor Growth Fund...........      $  180,285        $  142,729       $ (48,864)        $   93,865      $ 13,414       $1.534
Harbor International Growth
  Fund.......................       1,269,472           112,085        (117,749)            (5,664)      114,403        1.595
Harbor Capital Appreciation
  Fund.......................       8,060,173         1,673,654        (388,349)         1,285,305       752,301        5.244
Harbor International Fund
  II.........................         115,612            16,827          (8,685)             8,142         6,419         .792
Harbor International Fund....       2,932,605         2,046,801        (174,104)         1,872,697       407,516        3.138
Harbor Value Fund............         144,990            13,405         (13,662)              (257)        2,155         .212
Harbor Bond Fund.............       1,121,934             2,896         (22,565)           (19,669)           --           --
Harbor Short Duration Fund...         133,951               362            (169)               193            --           --

NOTE 6--CHANGE IN INDEPENDENT AUDITORS

     On August 30, 2000, PricewaterhouseCoopers LLP resigned as independent accountants of the Trust. The reports of PricewaterhouseCoopers LLP on the financial statement of the Trust for the prior fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audit for the most recent fiscal year and through August 30, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their report on the financial statements for such years. The Trust, with the approval of its Board of Trustees, engaged Ernst & Young LLP as independent accountants, effective September 1, 2000.

HARBOR FUND
ADDITIONAL INFORMATION--(UNAUDITED)

     Harbor Value Fund designates 30.14% of its distributions from investment company taxable income for the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

     The Form 1099 you receive in January, 2001 for each of the Funds will show the tax status of all distributions paid to your account in calendar year 2000.

        (This document must be preceded or accompanied by a Prospectus.)

TRUSTEES AND OFFICERS                                                         SHAREHOLDER SERVICING AGENT
                                      Chairman and Trustee
DAVID G. VAN HOOSER                   Trustee                                 HARBOR TRANSFER, INC.
HOWARD P. COLHOUN                     Trustee                                 P.O. Box 10048
JOHN P. GOULD                         Trustee                                 Toledo, Ohio 43699-0048
RODGER F. SMITH                       President                               1-800-422-1050
JAMES M. WILLIAMS                     Vice President and Treasurer
CONSTANCE L. SOUDERS                  Secretary                               CUSTODIAN
KAREN B. WASIL
                                                                              STATE STREET BANK AND TRUST
INVESTMENT ADVISER                                                            COMPANY
                                                                              P.O. Box 1713
HARBOR CAPITAL ADVISORS, INC.                                                 Boston, MA 02105
One SeaGate
Toledo, OH 43666                                                              INDEPENDENT AUDITORS
DISTRIBUTOR AND PRINCIPAL UNDERWRITER
                                                                              ERNST & YOUNG LLP
HCA SECURITIES, INC.                                                          200 Clarendon Street
One SeaGate                                                                   Boston, MA 02116
Toledo, OH 43666
(419) 247-2477                                                                LEGAL COUNSEL
                                                                              HALE AND DORR LLP
                                                                              60 State Street
                                                                              Boston, MA 02109

                               [HARBOR FUND LOGO]
                                  One SeaGate
                               Toledo, Ohio 43666
                                 1-800-422-1050
                               www.harborfund.com

12/2000/305,500                                            [RECYCLED PAPER LOGO]
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